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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VERSANT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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February 27, 2009

To Our Shareholders:

        You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Versant Corporation to be held at Versant's principal executive offices at 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA, on Friday, April 24, 2009, at 10:00 a.m. Pacific Daylight Time.

        The matters expected to be acted upon at the meeting are described in detail in the enclosed Notice of our 2009 Annual Meeting of Shareholders and Proxy Statement.

        It is important that you use this opportunity to take part in Versant's affairs by voting on the business to come before this meeting. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

Sincerely,
/s/ JOCHEN WITTE Jochen Witte Chief Executive Officer and President

 VERSANT CORPORATION

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 24, 2009 at 10:00 a.m. Pacific Daylight Time

To the Shareholders of Versant Corporation:

        NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Versant Corporation, a California corporation ("Versant" or the "Company"), will be held on Friday, April 24, 2009, at 10:00 a.m., Pacific Daylight Time, at Versant's principal executive offices at 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA, for the following purposes:

  1.
  To elect five directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been duly elected and qualified or until his earlier resignation or removal;

  2.
  To approve an amendment to the Company's 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 655,685 to 855,685 shares, an increase of 200,000 shares;

  3.
  To approve an amendment to the Company's 2005 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 94,743 shares to 144,743 shares, an increase of 50,000 shares;

  4.
  To approve an amendment to the Company's 2005 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 99,000 shares to a total of 119,000 shares, an increase of 20,000 shares;

  5.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2009; and

  6.
  To transact such other business as may properly come before the meeting or any adjournment of the meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on February 26, 2009 are entitled to notice of and to vote at the meeting or any adjournment thereof.

        All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign and date the enclosed proxy card and to return it as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF THE SHAREHOLDER HAS RETURNED A PROXY.

By order of the Board of Directors
/s/ JOCHEN WITTE Jochen Witte Chief Executive Officer and President
Redwood City, California February 27, 2009

YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE
REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AS
PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT
YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

 VERSANT CORPORATION

 PROXY STATEMENT
FOR THE
2009 ANNUAL MEETING OF SHAREHOLDERS

 INFORMATION CONCERNING SOLICITATION AND VOTING

        The enclosed proxy is solicited on behalf of the board of directors (the "Board" or "Board of Directors") of Versant Corporation, a California corporation ("Versant" or the "Company"), for use at Versant's Annual Meeting of Shareholders to be held on Friday, April 24, 2009, at 10:00 a.m. Pacific Daylight Time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of 2009 Annual Meeting of Shareholders.

        This Proxy Statement, the enclosed form of proxy card, and the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2008 were first mailed or delivered to shareholders on or about March 11, 2009.

Date, Time and Place of the Annual Meeting; Directions

        The Annual Meeting will be held at Versant's principal executive offices at 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA at 10:00 a.m. Pacific Daylight Time on Friday, April 24, 2009. The telephone number at that location is (650) 232-2400.

        If you would like directions to our principal executive offices to attend the Annual Meeting in person, please go to http://www.versant.com/en_US/aboutus/contactinfo/ or call Investor Relations at (650) 232-2416.

What proposals are scheduled to be voted on at the Annual Meeting?

        There are five proposals scheduled for a vote at the Annual Meeting, which are:

  •
  Proposal No. 1: To elect five directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal;

  •
  Proposal No. 2: To approve an amendment to the Company's 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 655,685 to 855,685 shares;

  •
  Proposal No. 3: To approve an amendment to the Company's 2005 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 94,743 shares to 144,743 shares;

  •
  Proposal No. 4: To approve an amendment to the Company's 2005 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 99,000 shares to a total of 119,000 shares; and

  •
  Proposal No. 5: To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2009.

Record Date; Shareholders Entitled to Vote at the Annual Meeting

        Holders of record of the Company's Common Stock at the close of business on February 26, 2009 (the "Record Date") are entitled to vote at the Annual Meeting.

        If on the Record Date, your shares were registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.

        If on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee that is the record owner of your shares, then you are the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Quorum

        At the close of business on the Record Date, the Company had 3,663,133 shares of Common Stock outstanding and entitled to vote. A majority of the shares of Common Stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

How Many Votes Do I Have?

        Holders of Common Stock are entitled to one vote for each outstanding share held as of the Record Date; except that, subject to certain conditions, each shareholder may potentially be entitled to cumulative voting rights with respect to the vote on the election of the Board of Directors as explained below.

What is the Vote Required to Approve Each Proposal?

  Proposal 1—Election of Directors.

        Under Proposal No. 1 (regarding election of directors), directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting that are voted on the election of directors.

        With respect to the election of directors, each shareholder may potentially be entitled to exercise cumulative voting rights—which entitle a shareholder to cast a number of votes equal to the product obtained by multiplying the number of shares of Common Stock held by such shareholder on the Record Date by the number of directors to be elected (five). Under cumulative voting, a shareholder may cast all these votes for a single candidate or may distribute the shareholder's votes on the same principle among any or all of the candidates for election to the Board as the shareholder sees fit, provided, however, that no shareholder will be entitled to cumulate votes for any candidate unless that candidate's name has been placed in nomination prior to the voting at the Annual Meeting and the shareholder, or any other shareholder, has given notice at the Annual Meeting, prior to the voting, of an intention to cumulatively vote such shareholder's votes. If any one shareholder has given such notice of such shareholder's intention to vote cumulatively, then all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board if any shareholder gives notice of such shareholder's intention to exercise the right to cumulative voting as described above. In the event that there is cumulative voting for the election of directors at the Annual Meeting, the holders of proxies solicited by this Proxy Statement may, as permitted by cumulative voting rules, allocate the votes represented by proxies held by them among the nominees of the Board as determined in the proxy holders' sole discretion, and the Board will instruct the proxy holders to vote all shares represented by proxies in a manner that will result in the approval of the maximum number of directors from the nominees selected by the Board that may be elected with the votes held by the proxy holders.

  Proposals Nos. 2 Through 5 (Amendments of Plans; Ratification of Independent Accounting Firm).

        Approval of each of Proposals Nos. 2 through 5 (regarding approval of amendments to the Company's 2005 Equity Incentive Plan, 2005 Employee Stock Purchase Plan and 2005 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under each such plan) and Proposal No. 5 (regarding ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the Company's 2009 fiscal year), requires the affirmative vote of a majority of the shares of Common Stock entitled to vote that are present in person or represented by proxy at the Annual Meeting and voting on the proposal, which affirmative votes must also constitute at least a majority of the required quorum.

Effect of Abstentions and "Broker Non-Votes"

        If you are the beneficial owner of shares that are held of record by you, and you indicate on your proxy card that you wish to abstain from voting on a proposal, or if you are the beneficial owner of shares and you instruct the bank, broker or other nominee who is the record holder of the shares that you wish to abstain from voting on a proposal (an "Abstention"), then these shares will be considered present and entitled to vote at the Annual Meeting and will count toward determining whether or not a quorum is present, but will not be taken into account in determining the outcome of any proposal with respect to which you have indicated that you are abstaining from voting.

        "Broker Non-Votes" occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal and generally occur because: (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers do not have discretionary authority to vote on their clients' behalf on "non-routine" proposals. If a beneficial owner of shares that are held of record by a broker does not give a proxy to the broker with instructions as to how to vote the shares, then the broker generally has discretionary authority to vote those shares for or against "routine" matters, such as Proposal No. 1 (regarding election of directors) and Proposal No. 5 (regarding ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2009). Where a matter is not considered "routine", such as Proposal No. 2 (to approve the amendment of the Company's 2005 Equity Incentive Plan), Proposal No. 3 (to approve the amendment of the Company's 2005 Employee Stock Purchase Plan), and Proposal No. 4 (to approve the amendment of the Company's 2005 Directors Stock Option Plan), the shares held by the broker will not be voted on that proposal without specific instruction from the beneficial holder of the shares. If a broker votes shares that are unvoted by its beneficial owner-customers for or against a "routine" proposal, then these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such "routine" proposals. If a broker chooses to leave these shares unvoted, then the shares will also be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals on which the shares are left unvoted.

        Abstentions and Broker Non-Votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

        The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, Abstentions and Broker Non-Votes for each proposal. Approval of each of the Company's proposals requires that a quorum be present at the Annual Meeting.

Voting of Proxies

        When proxies are properly dated, signed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If a shareholder signs and returns a valid proxy in the form of the proxy card accompanying this Proxy Statement but does not provide instructions on the proxy card as to how its shares shall be voted with respect to any particular proposal or proposals to be voted on at the Annual Meeting, then all the shares represented by such signed and returned proxy will be voted in favor of each such proposal or proposals. Therefore, if such a shareholder returned such a valid proxy but provided no instructions on how such shareholder's shares are to be voted on any proposal at the Annual Meeting, then all the shares represented by such returned proxy will be voted "FOR" Proposal No. 1 (regarding election of directors) to elect to the Board each of the nominees selected by the Board of Directors, "FOR" Proposal No. 2 (to approve the amendment of the Company's 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under that plan), "FOR" Proposal No. 3 (to approve the amendment of the Company's 2005 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under that plan), "FOR" Proposal No. 4 (to approve the amendment of the Company's 2005 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under that plan) and "FOR" Proposal No. 5 (regarding ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2009) and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any adjournment thereof. If cumulative voting rights are exercised with respect to the election of directors at the Annual Meeting, then the holders of properly signed and returned proxies will be entitled to cumulate and allocate the votes represented by proxies held by such holders in a manner that will result in the approval of the maximum number of directors from the nominees selected by the Board as described above.

        In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as Proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Expenses of Soliciting Proxies

        The Company's Board of Directors is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. The Company will pay the expenses of soliciting the proxies for the Annual Meeting. Following the original mailing of proxy cards, voting instruction cards and other soliciting materials, the Company and/or its agents also may solicit proxies by mail, telephone, facsimile, email or in person. After the original mailing of the proxy cards, voting instruction cards and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of its Common Stock forward copies of the proxy cards, voting instruction cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. The Company will reimburse the record holders for their reasonable expenses upon request. The Company has also engaged Mellon Investor Services to assist the Company in soliciting proxies to be voted at the Annual Meeting for a fee of approximately $8,500 plus certain out-of-pocket and variable charges that may be incurred in the Company's discretion.

Revocability of Proxies

        Any person signing and returning a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked (1) by a writing delivered to the Secretary of the Company signed by the person who signed the proxy and stating that the proxy is revoked, (2) by a subsequent proxy presented at the Annual Meeting that is signed by the person who signed the earlier proxy that is being revoked, or (3) by attendance at the Annual Meeting and voting in person (although attendance in person at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, then the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

        Any written notice of revocation or of a subsequent replacement proxy should be delivered to the following address:

Versant Corporation
Attention: Secretary
255 Shoreline Drive, Suite 450
Redwood City, CA 94065

or hand-delivered to the Secretary of Versant at or before the taking of the vote at the Annual Meeting.

Notice of Internet Availability of Proxy Materials

        Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on April 24, 2009. The Notice of the Annual Shareholder Meeting and this Proxy Statement, Versant's Annual Report to Shareholders for the fiscal year ended October 31, 2008 and Versant's report on Form 10-K for its fiscal year ended October 31, 2008 are available at: http://bnymellon.mobular.net/bnymellon/vsnt.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

        At the Annual Meeting, shareholders will elect five directors to the Board of Directors, each to hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Shares represented by the accompanying proxy will be voted "FOR" the election of the five nominees recommended by the Board of Directors who are named in the following table, unless the proxy is marked in such a manner as to withhold authority to so vote. Each of the nominees is currently a director of Versant.

        Versant has no reason to believe that the nominees for election will not be available to serve their prescribed terms. If any nominee for any reason is unable to serve or will not serve, however, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine.

        The following table sets forth certain information concerning the nominees, which information is based on data furnished to Versant by the nominees:

Name of Director	Age	Principal Occupation	Director Since
Jochen Witte(4)(5)(6)	48	President & Chief Executive Officer of the Company	2004
Uday Bellary(1)(2)(3)(6)	54	Chief Executive Officer of Wortal, Inc.	2003
William Henry Delevati(1)(2)(3)(4)(5)	60	Chairman of the Board of Versant	1999
Herbert May(1)(2)(3)(6)	59	Consultant	2004
Bernhard Woebker(4)	59	Consultant	2005

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating Committee

(4)
Member of Strategic Transactions Committee

(5)
Member of Employee Option Committee

(6)
Member of the Stock Buy-Back Committee

        Jochen Witte has served on Versant's Board of Directors since March 2004 following Versant's merger with Poet Holdings, Inc. and is a member of the Strategic Transactions Committee, the Employee Option Committee and the Stock Buy-Back Committee of the Board. Mr. Witte has been President and Chief Executive Officer of Versant since June 2005, and he served as the Company's Chief Financial Officer and Secretary from June 2005 to June 2006. From March 2004 to June 2005, he served as President, European Operations of Versant. Prior to joining Versant, Mr. Witte was CEO of Poet Holdings Inc., a company that merged with Versant in 2004 and which he co-founded in 1993. He initially worked as Poet's Managing Director of Germany and became Poet's Chief Financial Officer in 1999 when Poet went public. Mr. Witte received a degree in Business Administration from the Berlin Technical University and also attended the University of Wales as an exchange student.

        Uday Bellary has served as a director of Versant and Chairman of the Audit Committee of the Board of Directors since July 2003 and is also a member of the Compensation, Nominating and Stock Buy-Back Committees of the Board. Mr. Bellary is the President, Chief Executive Officer and Chief Financial Officer of Wortal, Inc., a privately-held company that provides consumers with focused and value-added information on topics such as entertainment, services, local activities, home needs and work-related matters through vertical, community-oriented portals accessible from the World Wide Web and mobile platforms. He most recently served as the Chief Financial Officer of Atrica, Inc., a privately held optical Ethernet company, on a full-time basis from November 2005 to January 2008, when Atrica was sold to Nokia Siemens Networks, and previously on a part-time basis between April 2005 and October 2005. Mr. Bellary also served as part time Executive Vice President, Finance, Administration and Operations and Chief Financial Officer of VL, Inc. a privately held VoIP services company, and as a member of its board of directors from September 2003 to November 2005 and remained an advisor until 2007. Since July 2004 Mr. Bellary has also been a member of the board of directors of Backweb Technologies Ltd., a publicly held provider of software that enables mobile workers to access web-based applications. From February 2000 to August 2003, he served as the Senior Vice President, Finance & Administration and Chief Financial Officer of Metro Optix, Inc., a privately held provider of optical networking equipment, which, to satisfy its liabilities, disposed of its intellectual property and other assets to Xtera Communications and ceased operations in August of 2003. Mr. Bellary received a B.S. degree in Finance, Accounting and Economics from Karnatak University and a DMA degree in Finance from the University of Bombay, India. Mr. Bellary is a Certified Public Accountant and a Chartered Accountant.

        William Henry Delevati has been the Chairman of the Board since June 2005 and has served as a director of the Company since October 1999. He is currently the Chairman of the Nominating Committee and a member of the Audit, Compensation, Strategic Transactions and Employee Option Committees of the Board. Mr. Delevati has also served as a consultant to various companies located in the Silicon Valley area since April 2000. From October 1999 to April 2000, Mr. Delevati served as the Senior Vice President, Information Technology and Chief Information Officer of Aspect Communications Corporation, a provider of customer call center solutions. From November 1995 to April 1999, he served as Vice President of Worldwide Information Services for Quantum Corporation, a storage device company. From April 1995 to November 1995, he was the Chief Information Officer, Senior Vice President of MIS for Conner Peripherals, a storage device company. From September 1994 to April 1995, he was the Chief Information Officer, Vice President of Worldwide MIS for Borland Corporation, a software tools company. From September 1993 to September 1994, he was the Chief Information Officer, Vice President of Worldwide MIS for Logitech, a computer peripheral device company. From December 1987 to September 1993, he was the Director of Application Development and Global Information Resources for Sun Microsystems, Inc. Mr. Delevati received a Bachelor of Science degree in Computer Science from UC Berkeley and an MBA from Arizona State University.

        Dr. Herbert May has served as a director of the Company since March 2004, is currently the Chairman of the Compensation Committee and a member of the Audit, Nominating and Stock Buy-Back Committees of the Board. From November 2000 to March 2004, he served as Chairman of the Board of Directors of Poet Holdings, Inc. In addition, Dr. May served as a member of both the Audit and Compensation Committees of Poet Holdings, Inc. Dr. May has held several leading positions at Alcatel in both Stuttgart and Paris. His last position at Alcatel was Head of the Office of Communication Division. From February 1994 to September 1995, Dr. May took a leading role as CEO in establishing DeTeSystems, a German wholly owned subsidiary of Deutsche Telekom AG that provides system solutions for telecommunications services to significant accounts in Germany. In 1995, he was appointed to the Board of Management of Deutsche Telekom AG, where he was responsible for large business customers, multimedia and systems solutions until May 1998. Currently, Dr. May manages his own consulting and investment company and is a member of the advisory boards of several IT and multimedia companies. From June 2000 to December 2008 he served on the Board of Directors of InfoVista S.A., a publicly held French company that provides software products that monitor and analyze the performance of telecommunications and IT infrastructures.

        Bernhard Woebker has served as a director of the Company since June 2005 and was previously a director of the Company from June 1999 until the Company's merger with Poet Holdings, Inc. in March 2004. He currently serves as a member of the Strategic Transactions Committee of the Board. Mr. Woebker has been a consultant to various investment banking and venture capital firms in Europe and the United States since late 1999. From January 1999 until July 2001, he served as Executive Vice President of the Company and from March 1997 until January 1999 he served as the Company's Vice President and General Manager in Europe. From 1994 to March 1997, he was the President of Versant Object Technology GmbH, an independently-owned distributorship for Versant products in Europe, which was acquired by Versant in March 1997. From 1976 until 1994, Mr. Woebker held a variety of positions in Germany and the United States with Nixdorf Computer AG, Nixdorf Computer Engineering Corp. and Siemens Nixdorf Informationssysteme AG, all information technology companies, including the position of President and CEO of Nixdorf Computer Engineering Corp. in Boston, Massachusetts from 1986 to 1989. Mr. Woebker has also served as Senior Vice President, Pyramid Technology Corp. in Europe and as Vice President, NeXT Computer, Inc. in Europe. Mr. Woebker received a Masters of Science degree in Mathematics and Computer Science from the University of Hannover.

Vote Required and Board of Directors' Recommendation

        Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The five nominees who receive the most votes will be elected. Abstentions and Broker Non-Votes will not be taken into account in determining the outcome of the election of directors.

Director Independence

        The Board has determined that directors Uday Bellary, William Henry Delevati, Bernhard Woebker and Dr. Herbert May qualify as independent directors under the rules of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests, including that a director may not be a Company employee and that the director has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ rules, the Board of Directors has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board of Directors, would interfere with the exercise of such director's independent judgment in carrying out the responsibilities of a director.

Board of Directors Meetings and Committees

        During fiscal 2008, the Board held seven meetings, including telephonic meetings. The six standing committees of the Board are the Audit Committee, the Compensation Committee, the Nominating Committee, the Strategic Transactions Committee, the Employee Option Committee and the Stock Buy-Back Committee. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served (during the periods that he served). The Company strongly encourages the members of the Board to attend the Company's Annual Meeting. One of five of our directors attended our 2008 Annual Meeting of Stockholders.

        Audit Committee.    Messrs. Bellary, Delevati and May are the current members of the Audit Committee and served as such throughout fiscal 2008. Mr. Bellary serves as the Chairman of the Audit Committee and was appointed to that position in July 2003. The Board has determined that Mr. Bellary is the "audit committee financial expert" as defined by the rules of the United States

Securities and Exchange Commission (the "SEC"). The Audit Committee met six times during fiscal 2008. The principal responsibilities of the Audit Committee are as follows:

  •
  overseeing the Company's accounting and financial reporting processes and the audit of the Company's financial statements;

  •
  overseeing the Company's relationship with its independent registered public accounting firm and evaluating that firm's independence and performance; and

  •
  facilitating communication among the Company's independent registered public accounting firm, the Company's financial and senior management and the Board.

        The Board has adopted a written charter for the Audit Committee. The Audit Committee's charter is attached as Appendix "1" to this Proxy Statement and is available on the Investor Relations section of our website at www.versant.com. Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market.

        Compensation Committee.    Messrs. Bellary, Delevati and May are the current members of the Compensation Committee and served as such throughout fiscal 2008. Mr. May serves as the Chairman of the Compensation Committee and was appointed to that position in March 2005. Each member of the Compensation Committee is an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. During fiscal 2008 the Compensation Committee met three times and acted once by unanimous written consent. The principal responsibilities of the Compensation Committee are as follows:

  •
  reviewing the performance of the Company's executive officers, including its Chief Executive Officer and Chief Financial Officer, and determining, or recommending to the Board, their compensation, including salary, bonus awards and major perquisites;

  •
  reviewing and approving compensation ranges for non-officer employees;

  •
  reviewing and submitting to the Board for approval of any major compensation and benefits programs and plans, such as stock option, stock purchase, 401(k) and bonus plans, and the amendments thereto;

  •
  administering the Company's 2005 Equity Incentive Plan and approving and authorizing option grants pursuant thereto, and administering outstanding options granted under the Company's now-expired 1996 Equity Incentive Plan;

  •
  administering the Company's 2005 Employee Stock Purchase Plan; and

  •
  preparing a report to shareholders on compensation policy for inclusion in the Company's Proxy Statement for its annual meeting of shareholders.

        The Compensation Committee does not currently have a written charter.

        Nominating Committee.    Messrs. Bellary, Delevati and May are the current members of the Nominating Committee and served as such throughout fiscal 2008. Mr. Delevati serves as the Chairman of the Nominating Committee and was appointed to that position in March 2005. The Nominating Committee met twice in fiscal 2008. The principal responsibilities of the Nominating Committee are as follows:

  •
  making recommendations to the Board regarding the structure and composition of the Board and its committees; and

  •
  identifying, considering and recommending candidates for membership on the Board.

        The Nominating Committee does not currently have a written charter.

        Strategic Transactions Committee.    Messrs. Delevati, Witte and Woebker are the current members of the Strategic Transactions Committee, which was established in September 2005, and have served on the committee since its inception. The Strategic Transactions Committee did not meet during fiscal 2008. The principal responsibilities of the Strategic Committee are as follows:

  •
  analyzing and advising management on potential strategic opportunities for consideration by the Company;

  •
  monitoring proposals for significant strategic transactions; and

  •
  reporting on the committee's activities to the full Board.

        The Strategic Transactions Committee does not currently have a written charter.

        Employee Option Committee.    Messrs. Delevati and Witte are the current members of the Employee Option Committee, which was established in March 2006, and have served on the committee since its inception. The Employee Option Committee did not meet or act by written consent during fiscal 2008. The principal responsibilities of the Employee Option Committee are as follows:

  •
  making awards of stock options under the 2005 Incentive Plan on standard plan terms to employees who are not executive officers of the Company and to consultants of the Company, provided the option grant does not exceed a maximum of 2,000 shares per award; and

  •
  reporting option grants that it makes to the Board.

        The Employee Option Committee does not currently have a written charter.

        Stock Buy-Back Committee.    Messrs. Bellary, May and Witte are the current members of the Stock Buy-Back Committee, which was established on December 1, 2008, and have served on the committee since its inception. The Stock Buy-Back Committee was formed after the close of fiscal 2008 and did not meet during fiscal 2008, though it has met once since its inception. The principal responsibilities of the Stock Buy-Back Committee are to establish pricing and other parameters of the Common Stock repurchase program approved by the Board of Directors in December 2008. The Stock Buy-Back Committee does not have a formal charter.

Director Nomination Process

Consideration of Director Nominees

        The selection of nominees for election or appointment to the Board is the responsibility of the Company's Board of Directors. The Nominating Committee evaluates and recommends candidates for election or appointment to the Board and the Board considers the recommendations of the Nominating Committee. The Nominating Committee considers candidates for election to the Board who are suggested by members of the Board, by the Company's executive officers, by Company shareholders and others. When it deems appropriate, the Nominating Committee may also retain third-party recruiters to assist the Nominating Committee in identifying and evaluating candidates. The Nominating Committee did not retain any third-party recruiter or consultant in fiscal 2008 or in connection with the nomination for directors for election at the Annual Meeting and no fee was paid to any third party to identify or evaluate any nominee for election to the Board at the Annual Meeting.

Evaluation and Qualification of Directors

        The Nominating Committee will assess each candidate's experience and skills against the qualifications described below, the then-current composition and size of the Board and the Nominating Committee's determination of the Company's needs. The Nominating Committee has not established any specific minimum qualifications for Nominating Committee-nominated candidates, but believes that nominees for the Board must possess strong personal ethics, an appreciation of directors' responsibilities, business skills, experience in exercising judgment, and the ability and willingness to devote adequate time to service on the Board. The Nominating Committee will review various factors in assessing candidates, including but not limited to the candidate's integrity, independence, business experience, judgment, demonstrated leadership skills, technical background, familiarity with the Company's industry and knowledge of accounting and financial matters. The Nominating Committee will also consider a candidate's other commitments and the extent to which the candidate possesses specific skills that are complementary to those of other directors. In evaluating potential candidates the Nominating Committee will review a candidate's background in a manner and to the extent it deems appropriate. The Nominating Committee will also conduct and arrange for interviews of the candidate by members of the Board, whose opinions will be considered by the Nominating Committee. Potential nominees suggested by shareholders who comply with the procedures described below under "Shareholder Recommendations" will be evaluated by the Nominating Committee on the same basis as other potential nominees. In fiscal 2008, the Company did not receive any recommendations of nominees from shareholders.

Shareholder Recommendations

        The Nominating Committee will consider suggestions of nominees that are timely submitted by shareholders who accompany their suggestion with delivery of the written materials described below. These recommendations and written materials must be delivered to the Company and addressed to the Nominating Committee at the Company's principal offices as provided below. To be timely, these written materials must be submitted to the Company within the time permitted for submission of a shareholder proposal for inclusion in the Company's Proxy Statement for its annual meeting of shareholders.

        The written materials that a shareholder must submit to recommend or suggest a nominee are: (1) the name(s) and address(es) of the shareholder(s) making the recommendation and the amount of the Company's securities which are owned beneficially and of record by such shareholder(s); (2) appropriate biographical information about the recommended nominee (including a business address and a telephone number) and a statement as to the recommended individual's qualifications, with a focus on the criteria described above; and (3) any material interest of the submitting shareholder(s) in the nomination.

        Any shareholder(s) proposals for nominations will be considered by the Nominating Committee and should be addressed as follows:

    Versant Corporation
    Attention: The Chairman of the Nominating Committee c/o Secretary
    255 Shoreline Drive, Suite 450
    Redwood City, CA 94065 USA

Shareholder Communications to the Board of Directors

        Shareholders of the Company may communicate with the Company's Board of Directors through the Company's Secretary by sending an email to directors@versant.com or by writing to the following address:

    Versant Corporation
    Attention: Board of Directors c/o Secretary
    255 Shoreline Drive, Suite 450
    Redwood City, CA 94065 USA

        The Company's Secretary will forward the correspondence to the Board, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company's Secretary may forward certain correspondence, such as product-related inquiries, to the appropriate destinations within the Company for review and possible response.

Code of Conduct and Ethics

        The Board has adopted a Code of Conduct and Ethics that applies to the Company's Board of Directors, principal executive officer, principal financial officer, and all other employees of the Company. The Code of Conduct and Ethics is intended to provide our employees, officers and directors with an understanding of how Versant does business. The Code of Conduct and Ethics is posted on the Investor Relations section of our website at www.versant.com. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of this Code of Conduct and Ethics by posting such information on the Investor Relations section of our website at www.versant.com.

Director Compensation

        Cash Compensation.    In fiscal 2008,Versant paid its directors who are not employees of Versant or any of its parents, subsidiaries or affiliates ("Outside Directors") cash compensation for their services as directors at a rate of $25,000 per year. The amount of compensation paid by Versant to its Outside Directors is determined by Versant's Board or a committee of the Board authorized to make such determination.

        Equity Compensation.    Outside Directors have previously been granted stock options under Versant's 1996 Directors Stock Option Plan (the "1996 Directors' Plan") and received stock options under Versant's 2005 Directors Stock Option Plan (the "2005 Directors' Plan"). The 2005 Directors' Plan was approved by Versant's shareholders on August 22, 2005 and effectively replaced the 1996 Directors' Plan as of that date. The purpose of the 2005 Directors' Plan is to align the Outside Directors' interests with the interests of the Company's shareholders and to provide Outside Directors an opportunity to purchase shares of Versant Common Stock.

        Under the terms of the 2005 Directors' Plan, each Outside Director who first becomes a member of the Board after August 22, 2005 will receive an option to purchase 4,000 shares of Versant Common Stock upon initially joining the Board (an "Initial Grant"), and, so long as such Outside Director continues to serve on the Board as an Outside Director, on each successive August 22 thereafter (each, a "Succeeding Grant Date"), such Outside Director will receive an additional option to purchase 4,000 shares of Versant Common Stock (a "Succeeding Grant") unless such Outside Director has not been a member of the Board for the entire one-year period immediately preceding such Succeeding Grant Date, in which case the number of shares subject to the Succeeding Grant will be reduced and prorated in proportion to the time during which such Outside Director served on the Board during such one-year period. Versant's current incumbent Outside Directors are now eligible to receive Succeeding Grants on each successive August 22 for so long as they continue to serve on the Board as an Outside Director. For the August 22, 2006 Succeeding Grant, each of our Outside Directors received a Succeeding Grant of 2,000 shares. On May 22, 2007, the Board approved an amendment to the 2005 Directors' Plan to increase the Succeeding Grant from 2,000 shares to 4,000 shares. On August 22, 2007, each of Versant's incumbent Outside Directors received a Succeeding Grant of an option for 3,929 shares (rather than 4,000 shares) since there were insufficient shares remaining available for awards under the 2005 Directors' Plan to award each director the entire 4,000-share Succeeding Grant. On August 22, 2008, each of Versant's Outside Directors received a Succeeding Grant of an option for 4,000 shares. At the Annual Meeting, Versant is asking that its stockholders approve an amendment to increase the number of shares reserved for issuance under the 2005 Directors' Plan from 99,000 shares to 119,000 shares, an increase of 20,000 shares. See Proposal No. 4—Approval of Amendment to the Company's 2005 Directors Stock Option Plan" for more information.

Director Compensation—Fiscal Year 2008

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bernhard Woebker	$25,000	$11,094	$36,094
Herbert May	$25,000	$11,094	$36,094
Uday Bellary	$25,000	$11,094	$36,094
William Henry Delevati	$25,000	$11,094	$36,094

(1)
Represents the aggregate expense recognized by the Company for financial statement reporting purposes in fiscal year 2008, in accordance with FAS 123(R), for the stock options granted to such Outside Director in fiscal year 2008 under the 2005 Directors' Plan. The assumptions used to calculate the value of these stock options are set forth in Note 3 of the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for fiscal year 2008, filed with the SEC on January 14, 2009. The grant date fair value of each option, computed in accordance with FAS 123(R), was $22.19. The stock option for each Outside Director reflected in the above table was an option to purchase 4,000 shares of Versant's Common Stock that was granted to each Outside Director on August 22, 2008 at an exercise price of $30.50 per share (the fair market value on the date of grant). Under the 2005 Directors' Plan, 50% of the shares subject to an option granted under the plan vest free of a potential repurchase option of the Company on each of the first two anniversaries of the date of grant of the option, so long as the optionee continuously remains a member of the Board or a consultant to the Company. If an Outside Director's service with the Company as a director or consultant terminates, then any shares purchased by such Outside Director under an option granted under the 2005 Directors' Plan that are unvested on the termination date are subject to repurchase by the Company at the option exercise price paid for such shares. In the event of certain corporate transactions (including certain change of control transactions) involving the Company, the vesting of all unvested shares subject to options granted under the 2005 Directors' Plan may be accelerated. Options granted under the 2005 Directors' Plan are immediately exercisable in full, subject to the vesting restrictions described above.

        The Outside Directors' aggregate holdings of stock options at the end of fiscal year 2008 were as follows:

Bernhard Woebker	12,115
Herbert May	16,329
Uday Bellary	18,060
William Henry Delevati	19,100

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE FOREGOING SLATE OF NOMINEES FOR ELECTION TO THE COMPANY'S BOARD OF DIRECTORS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

 PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO
THE COMPANY'S 2005 EQUITY INCENTIVE PLAN

        Shareholders are being asked to approve an amendment to the Company's 2005 Equity Incentive Plan (the "2005 Incentive Plan"), which was approved by the Board on January 9, 2009, to increase the number of shares of Common Stock reserved for issuance under the 2005 Incentive Plan by 200,000 shares, from 655,685 to 855,685 shares. As of January 31, 2009, an aggregate of 67,873 shares remained available for grant under the 2005 Incentive Plan (without giving effect to this proposed amendment to the 2005 Incentive Plan). The Board believes that adding shares to the 2005 Incentive Plan is in the best interests of the Company because it will permit the Company to continue to attract and retain employees and other eligible participants under the 2005 Incentive Plan by providing them with appropriate equity incentives. The 2005 Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

        Set forth below is a summary of the principal features of the 2005 Incentive Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2005 Incentive Plan. The Company will provide, without charge and upon request, to each person to whom a Proxy Statement is delivered, a copy of the 2005 Incentive Plan. Any such request should be directed as follows: Secretary, Versant Corporation, 255 Shoreline Drive, Suite 450, Redwood City, California 94065; telephone number (650) 232-2400; facsimile (650) 232-2401. A copy of the 2005 Incentive Plan is attached as Exhibit 10.01 to Versant's report on Form 10-K for its fiscal year ended October 31, 2008 that was filed with the U.S Securities and Exchange Commission on January 14, 2009. This Form 10-K statement (and the attached copy of the 2005 Incentive Plan) can be found and viewed on the SEC's EDGAR website at http://www.sec.gov/edgar.shtml.

Incentive Plan History

        On June 1, 2005 the Company's Board of Directors (including all the members of the Compensation Committee of the Board) adopted the 2005 Incentive Plan as a successor and replacement to the Company's 1996 Equity Incentive Plan (the "1996 Incentive Plan"), which was scheduled to expire in May of 2006. At the Company's Annual Meeting of Shareholders on August 22, 2005, the Company's shareholders approved the adoption of the 2005 Equity Incentive Plan. On that date, the Company immediately terminated use of the 1996 Incentive Plan and ceased to grant stock options or other stock awards under the 1996 Equity Incentive Plan, instead granting them under the 2005 Incentive Plan. At the Company's Annual Meeting of Shareholders on April 23, 2007, the Company's shareholders approved an amendment to the 2005 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 200,000 shares to 655,685 shares. On January 9, 2009, Versant's Board of Directors approved an amendment to the 2005 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 200,000 shares to 855,685 shares, subject to obtaining approval of such amendment by the Company's shareholders.

Shares Subject to the 2005 Incentive Plan

        The stock subject to issuance under the 2005 Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. As of October 31, 2008, the Board had reserved an aggregate of 655,685 shares of Common Stock for issuance under the 2005 Incentive Plan (excluding the increase of 200,000 shares for which shareholder approval is now being sought).

Eligibility

        Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent or subsidiary of the Company) are eligible to receive awards under the 2005

Incentive Plan (the "Participants"). No Participant is eligible to receive more than 40,000 shares of Common Stock in any calendar year under the 2005 Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees), who are eligible to receive up to a maximum of 60,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of January 31, 2009, approximately 97 individuals were eligible to participate in the 2005 Incentive Plan.

Administration

        The Compensation Committee of the Board (the "Committee"), the members of which are appointed by the Board, administers the 2005 Incentive Plan. The Committee currently consists of Uday Bellary, William Henry Delevati and Herbert May, all of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors," as defined pursuant to Section 162(m) of the Code. Subject to the terms of the 2005 Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards, although the Board also sometimes administers the 2005 Incentive Plan with respect to awards made to persons who are not executive officers of the Company. The Committee also has the authority to construe and interpret any of the provisions of the 2005 Incentive Plan or any awards granted thereunder. In March 2006, the Board established a Committee of the Board designated as the Employee Option Committee and delegated to the Employee Option Committee the joint authority to make awards of stock options under the 2005 Incentive Plan on standard plan terms to employees who are not executive officers of the Company and to consultants of the Company, up to a maximum of 2,000 shares per award, without further Board or Committee approval. The Employee Option Committee is to report any option grants that it makes to the Board. The Employee Option Committee is currently comprised of directors Jochen Witte and William Henry Delevati, a Compensation Committee member.

Stock Options

        The 2005 Incentive Plan permits the granting of options that are intended to qualify either as incentive stock options ("ISOs") within the meaning of the Code or nonqualified stock options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of any parent or subsidiary of the Company. Over the life of the 2005 Incentive Plan, no more than 1,000,000 shares may be issued pursuant to the exercise of ISOs (the limitation of issuable shares would include any shares that again become issuable under the 2005 Incentive Plan due to the expiration or termination of options for such shares to the extent the options are unexercised when they expire or terminate and the repurchase of shares at their issue price).

        The option exercise price for each stock option granted under the 2005 Incentive Plan must be no less than 100% of the "fair market value" (as defined in the 2005 Incentive Plan) of a share of Common Stock at the date the option is granted. The per share exercise price of any ISO granted to a 10% shareholder under the 2005 Incentive Plan must be no less than 110% of the fair market value of a share of Common Stock at the date the ISO is granted.

        The exercise price of options granted under the 2005 Incentive Plan may be paid as follows, to the extent approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by waiver of compensation due to or accrued by the Participant for services rendered; (5) if the Company's stock is publicly traded, by a "same-day sale" commitment from the Participant and a National Association of Securities

Dealers, Inc. ("NASD") broker or by a "margin" commitment from the Participant and a NASD broker; or (6) by any combination of the foregoing.

Termination of Options

        Except as provided below, each option must expire no later than ten years after the date of grant. ISOs granted to a 10% shareholder expire five years after the date of grant. If an optionee's relationship with the Company is terminated for any reason other than death or disability, then the optionee will have the right to exercise the option at any time within three months after such termination (or within a shorter or longer time period after such termination not exceeding five years after termination as may be determined by the Committee, with any exercise beyond three months after termination deemed to be an NQSO) to the extent the right to exercise such option has vested and not previously been exercised at the date of termination, but in any event no later than the option expiration date.

        If an optionee's service relationship terminates due to death or disability, as defined in Section 22(e)(3) of the Code (or if the optionee dies within three months after termination other than for death or disability), then the three-month period mentioned above will instead be twelve months after termination (or such shorter or longer time period not exceeding five years after termination as may be determined by the Committee, with any such exercise beyond twelve months after termination due to death or disability deemed to be an NQSO) to the extent the right to exercise such option has vested and not previously been exercised at the date of termination, but in any event no later than the option expiration date.

        If an optionee is determined by the Board (after giving the optionee an opportunity to present evidence) to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company (or any parent or subsidiary of the Company), then neither the optionee nor the optionee's estate or other person who may then hold the option shall be entitled to exercise such option after termination of employment.

Restricted Stock Awards

        The Committee may grant Participants restricted stock awards to purchase stock either separately from, or in tandem with, other awards under the 2005 Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 100% of the fair market value of the Company's Common Stock on the date of the award and can be paid for in any of the forms of consideration listed above in "Stock Options" (other than through a "same day sale" or "margin" commitment), or any combination thereof, as approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the 2005 Incentive Plan.

Stock Bonus Awards

        The Committee may grant Participants stock bonus awards either separately from, or in tandem with, other awards under the 2005 Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. A stock bonus may be awarded for past services rendered and may be awarded upon satisfaction of predetermined performance objectives. The Company has not granted any stock bonus awards under the 2005 Incentive Plan.

Mergers, Consolidations, etc.

        In the event of:

  •
  a dissolution or liquidation of the Company;

  •
  a merger or consolidation in which the Company is not the surviving corporation (subject to certain exceptions, as described in the 2005 Incentive Plan);

  •
  a merger or consolidation in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger or consolidation (subject to certain exceptions, as described in the 2005 Incentive Plan) own less than 50% of the shares or other equity interests in the Company immediately after such merger or consolidation; or

  •
  the sale of substantially all of the assets of the Company;

the successor corporation may (1) assume, convert, replace or substitute equivalent awards in exchange for those granted under the 2005 Incentive Plan or (2) provide substantially similar consideration, shares or other property as are provided to shareholders of the Company in the relevant transaction (after taking into account provisions of the awards). The successor may also issue, in place of outstanding shares of Common Stock that were issued to a participant under the 2005 Incentive Plan, substantially similar shares or other property subject to repurchase restrictions no less favorable to such participant. In the event that the successor corporation does not assume or substitute awards granted under the 2005 Incentive Plan, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines. The Company may also issue awards under the 2005 Incentive Plan to substitute or assume awards granted by another business acquired by the Company.

Adjustment of Shares and Options

        In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for grant under the 2005 Incentive Plan, the number of shares of Common Stock subject to outstanding options granted under the 2005 Incentive Plan and the exercise price per share of such options shall each be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws.

Amendment of the 2005 Incentive Plan

        The Board may at any time terminate or amend the 2005 Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the 2005 Incentive Plan. However, the Board may not amend the 2005 Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, pursuant to Section 16(b) of the Exchange Act or the rules promulgated thereunder or pursuant to rules of the California Department of Corporations.

Term of the Incentive Plan

        Unless terminated earlier as provided in the 2005 Incentive Plan, the 2005 Incentive Plan will expire no later than May 31, 2015, ten years from the date the 2005 Incentive Plan was adopted by the Board.

Federal Income Tax Information

        THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 2005 INCENTIVE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED

TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 INCENTIVE PLAN.

        Incentive Stock Options.    A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax or "AMT"). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. The rate of taxation that applies to capital gain depends upon the length of time the ISO Shares are held by the Participant.

        If the Participant disposes of ISO Shares prior to the expiration of either required holding period as described above (a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the later of the date of vesting or the date of exercise and the option exercise price (or, if less, the amount realized on a sale of such shares), will be treated as ordinary income. Any additional gain will be capital gain and taxed at a rate that depends upon the length of time the ISO Shares were held by the Participant. If the shares are sold for less than what the Participant paid for the shares, then no ordinary income is recognized and the Participant has a capital loss.

        Alternative Minimum Tax.    The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount (for the 2008 tax year this exemption amount was $69,950 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

        Nonqualified Stock Options.    A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to income tax withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Restricted Stock and Stock Bonus Awards.    Restricted stock and stock bonus awards are generally subject to tax at the time the shares are issued, except for shares that are subject to vesting. Shares that are subject to vesting will be subject to tax as they vest unless the Participant elects to be taxed at the time the shares are issued. At the time the tax is incurred, the Participant has ordinary income equal to the then fair market value of the shares and in the case of an employee the Company is required to withhold taxes. Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Maximum Tax Rates    The maximum tax rate applicable to ordinary income is 35%. Long-term capital gain will be taxed at a maximum of 15%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than one year. The tax laws currently permit capital gains to be offset by capital losses, and currently permit up to $3,000 of capital losses to be offset annually against otherwise taxable ordinary income.

        Estimated Tax Payments.    Estimated tax payments may be due on amounts an optionee includes in income if the income recognition event occurs before the last month of his or her taxable year and no other exceptions to the underpayment of estimated tax penalties applies.

        Tax Treatment of the Company.    The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonus awards by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the Company properly reports such income to the Internal Revenue Service.

ERISA

        The 2005 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

New Plan Benefits

        Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parents or subsidiaries of the Company) are eligible to receive awards under the 2005 Incentive Plan. No Participant is eligible to receive more than 40,000 shares of Common Stock in any calendar year under the 2005 Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees), who are eligible to receive up to a maximum of 60,000 shares of Common Stock in the calendar year in which they commence their employment with the Company.

        Grants of stock options and other awards under the 2005 Incentive Plan will be discretionary and therefore the amount of such awards and their related exercise or purchase prices is not presently determinable.

Vote Required and Board of Directors' Recommendation.

        Approval of the proposed amendment of the 2005 Equity Incentive Plan to increase the number of shares of Common Stock reserved thereunder requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the share increase will not be implemented. However, the 2005 Equity Incentive Plan will continue to remain in effect until terminated, as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 2005 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY'S
2005 EMPLOYEE STOCK PURCHASE PLAN

        Shareholders are being asked to approve an amendment to the Company's 2005 Employee Stock Purchase Plan (the "2005 Purchase Plan"), which amendment was approved by the Board of Directors on January 9, 2009, to increase the number of shares of Common Stock reserved for issuance under the 2005 Purchase Plan by 50,000 shares, from 94,743 shares to 144,743 shares. The Board believes that adding shares to the 2005 Purchase Plan is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. The 2005 Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

        Set forth below is a summary of the principal features of the 2005 Purchase Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2005 Purchase Plan. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the 2005 Purchase Plan. Any such request should be directed as follows: Secretary, Versant Corporation, 255 Shoreline Drive, Suite 450, Redwood City, California 94065; telephone number (650) 232-2400; facsimile (650) 232-2401. A copy of the 2005 Purchase Plan was attached as an Exhibit to Versant's report on Form 8-K filed with the U.S Securities and Exchange Commission on April 26, 2007. This report on Form 8-K (and the attached copy of the 2005 Purchase Plan) can be found and viewed on the SEC's EDGAR website at http://www.sec.gov/edgar.shtml.

Purchase Plan History

        On June 1, 2005 the Company's Board of Directors (including all the members of the Compensation Committee of the Board) adopted the 2005 Purchase Plan as a successor and replacement to the Company's 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") which expired in May of 2006. At the Company's Annual Meeting of Shareholders on August 22, 2005, the Company's shareholders approved the adoption of the 2005 Purchase Plan. The purpose of adopting the 2005 Purchase Plan was to reserve and make available for purchase under the 2005 Purchase Plan the number of common shares reserved under the 1996 Purchase Plan that remained unissued when the 1996 Purchase Plan expired on May 31, 2006. Accordingly, the number of common shares initially reserved for issuance under the 2005 Purchase Plan was equal to the number of shares that were reserved for issuance under the 1996 Purchase Plan but had not been issued under the 1996 Purchase Plan when it expired on May 31, 2006. The Company began offering shares for issuance under the 2005 Purchase Plan in the first offering period that commenced on June 1, 2006. At the Company's Annual Meeting of Shareholders on April 23, 2007, the Company's shareholders approved an amendment to the 2005 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 50,000 shares to 94,743 shares. On January 9, 2009, the Board of Directors approved an amendment to the 2005 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 50,000 shares to 144,743 shares, subject to obtaining approval of such amendment by the Company's shareholders.

        As of January 31, 2009, 73,647 shares had been issued pursuant to the 2005 Purchase Plan and 21,096 shares remained available for future issuance under the 2005 Purchase Plan.

Purpose

        The 2005 Purchase Plan was established to provide employees of the Company and its subsidiaries designated by the Board as eligible to participate in the 2005 Purchase Plan ("Participating Employees") with a convenient means of acquiring an equity interest in the Company, to enhance such employees' sense of participation in the affairs of the Company and to provide an incentive for continued employment. The 2005 Purchase Plan accomplishes this purpose by permitting Participating Employees to purchase from the Company shares of its Common Stock at a discount from the market price and to pay for such shares through payroll deductions.

Shares Subject to the 2005 Purchase Plan

        The maximum number of shares that may be issued under the 2005 Purchase Plan is currently 94,743 shares (excluding the increase of 50,000 shares for which shareholder approval is now being sought). If the Company's shareholders adopt this proposal, the maximum number of shares that may be issued under the 2005 Purchase Plan will be 144,743 shares, an increase of 50,000 shares.

Administration

        The Compensation Committee of the Board (the "Committee"), the members of which are appointed by the Board, administers the 2005 Purchase Plan. The Committee members currently consist of Uday Bellary, William Henry Delevati and Herbert May, all of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Exchange Act, and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").The interpretation or construction by the Committee of any provisions of the 2005 Purchase Plan will be final and binding on all Participating Employees. The members of the Committee do not receive any compensation for administering the 2005 Purchase Plan other than directors' fees paid to Outside Directors. The Company bears all expenses in connection with administration of the 2005 Purchase Plan.

Eligibility

        All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Purchase Plan, except the following:

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  employees who are not employed fifteen days before the beginning of such Offering Period;

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  employees who are customarily employed for less than twenty hours per week;

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  employees who are customarily employed for less than five months in a calendar year;

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  employees who own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries or who, as a result of participation in the Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries; and

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  individuals who provide services to the Company or any of its subsidiaries or affiliated companies as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

        As of January 31, 2009, approximately 84 persons would be eligible to participate in the 2005 Purchase Plan. As of that date, 21,096 shares were available for future issuance under the Purchase Plan, not including the shares subject to the proposed amendment to the Purchase Plan. On January 31, 2009, the closing price of the Company's Common Stock on the NASDAQ Capital Market was $15.19 per share.

        Participating Employees participate in the 2005 Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary or wages, bonuses, overtime and commissions, including any deductions authorized for plans under Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the 2005 Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year, or such other limit as may be imposed by the Code.

        The Company's officers and directors (other than Outside Directors) are eligible to participate in the 2005 Purchase Plan.

Offering Period

        Each offering of Common Stock under the 2005 Purchase Plan is for a period of 12 months (the "Offering Period"). Each Offering Period consists of two six-month purchase periods (each, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first business day of each Offering Period is the "Offering Date" for such Offering Period, and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

        Participating Employees may participate in the 2005 Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the 2005 Purchase Plan. Except for a Participating Employee that is enrolled in a prior Offering Period, once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the 2005 Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Prior Offering Period. No more than one change may be made during a single Purchase Period.

Purchase Price

        The purchase price of shares that may be acquired in any Purchase Period under the 2005 Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. Under the 2005 Purchase Plan, the fair market value of a share of the Company's Common Stock is deemed to be (i) if the Company's Common Stock is then quoted on the NASDAQ Global Market (formerly the National Market System of the NASDAQ Stock market) or the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market), its closing price on such market on the date of determination as reported in The Wall Street Journal; (ii) if the Company's Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Company's Common Stock is listed or admitted to trading as reported in The Wall Street Journal; or (iii) if neither of the foregoing is applicable, the fair market value of the Company's Common Stock as determined by the Company's Board of Directors in good faith.

Purchase of Stock under the 2005 Purchase Plan

        The number of whole shares a Participating Employee may purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the 2005 Purchase Plan by the purchase price for each share determined as described above, subject to the limitations described above. The purchase will take place automatically on the Purchase Date of such Purchase Period. The Board may, however, set a maximum number of shares that may be purchased by a Participating Employee on any single Purchase Date, if such maximum number is fixed no later than 30 days before the commencement of the applicable Offering Period. In addition to the $25,000 limitation described above, no Participating Employee is permitted to purchase on any Purchase Date more than the number of shares determined by dividing 85% of the fair market value of a share of the Company's Common Stock on the applicable Offering Date into 20% of such participant's compensation during the Purchase Period for such Purchase Date.

Capital Changes

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in effect will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in its discretion in such instances, declare that the options under the 2005 Purchase Plan shall terminate as of a date fixed by the Board and give each Participating Employee the right to exercise his or her option as to all of the optioned stock, including shares that would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under the 2005 Purchase Plan will be assumed or an equivalent award will be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board, in its sole discretion, determines that, in lieu of such assumption or substitution, the Participating Employee will be given the right to exercise in full his or her option to purchase all the optioned stock within a limited time period, after which time the Participating Employee's rights under the 2005 Purchase Plan will terminate. The Board may, if it so determines, also make provision for adjusting the shares reserved and available for issuance under the 2005 Purchase Plan, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

Withdrawal

        A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawing Participating Employee, without interest, provided that the withdrawal occurs at least 5 business days before the end of the Offering Period. If the withdrawal occurs less than 5 business days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period no later than the 15th day of the month preceding the Offering Date.

Amendment of the 2005 Purchase Plan

        The Board may at any time amend, terminate or extend the term of the 2005 Purchase Plan, except that any such termination cannot affect the terms of options to purchase shares previously granted under the 2005 Purchase Plan, nor may any amendment make any change in the terms of an option previously granted which would adversely affect the right of any Participating Employee, nor may any amendment be made without shareholder approval if such amendment would increase the number of shares that may be issued under the Purchase Plan or change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan.

Term of the 2005 Purchase Plan

        The 2005 Purchase Plan will continue until the earlier to occur of: (1) termination of the 2005 Purchase Plan by the Board; (2) the issuance of all the shares of Common Stock reserved for issuance under the 2005 Purchase Plan; or (3) May 31, 2015, ten years after the date the 2005 Purchase Plan was adopted by the Board.

Federal Income Tax Information

        THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE 2005 PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

        The 2005 Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        Tax Treatment of the Participating Employee.    Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the 2005 Purchase Plan or upon the purchase of shares pursuant to the 2005 Purchase Plan. All tax consequences are deferred until a Participating Employee sells or otherwise disposes of the shares or dies.

        If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (1) the amount by which the fair market value of the shares at the beginning of the Offering Period exceeds the purchase price; or (2) the actual gain (the amount by which the fair market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold in an arm's-length transaction and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the price the Participating Employee received or is deemed to have received and the price the Participating Employee paid.

        If the shares are sold or are otherwise disposed of including by way of gift (other than by bequest or inheritance upon death) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, then the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

        Tax Treatment of the Company.    The Company will be entitled to a deduction in connection with the disposition of shares acquired under the 2005 Purchase Plan only to the extent that the

Participating Employee recognizes ordinary income on a disqualifying disposition of the shares and properly reports such income to the Internal Revenue Service. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

ERISA

        The 2005 Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

New Plan Benefits

        The benefits to be received by the Company's executive officers, directors and employees under the Purchase Plan are not determinable because, under the terms of the 2005 Purchase Plan, the amounts of future stock purchases are based upon elections made by Participating Employees subject to the terms and limits of the Purchase Plan. Directors of the Company who are not employees of the Company do not qualify as Participating Employees and thus cannot participate in the Purchase Plan. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock. No purchase rights have been granted, and no shares of Common Stock have been issued, with respect to the proposed 50,000 share increase in the number of shares reserved under the 2005 Purchase Plan for which shareholder approval is sought under this Proposal.

Vote Required and Board of Directors' Recommendation

        Approval of the proposed amendment of the 2005 Purchase Plan to increase the number of shares of Common Stock reserved thereunder requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the share increase will not be implemented. However, the 2005 Purchase Plan will continue to remain in effect until terminated as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT TO THE COMPANY'S 2005 EMPLOYEE STOCK PURCHASE PLAN.

 PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO
THE COMPANY'S 2005 DIRECTORS STOCK OPTION PLAN

        Shareholders are being asked to approve an amendment, to the Company's 2005 Directors Stock Option Plan (the "2005 Directors' Plan") to increase the number of shares of Common Stock reserved for issuance by 20,000 shares, from 99,000 to 119,000 shares. This amendment was approved by the Board on January 9, 2009. As of January 31, 2009, 34,000 shares remained available for grant under options granted under the 2005 Directors' Plan.

        The purpose of the 2005 Directors' Plan is to enhance the Company's ability to attract and retain highly qualified Outside Directors (as defined below) through the use of equity incentives. The Board believes that increasing the number of shares reserved for issuance under the 2005 Directors' Plan is in the best interests of the Company because it believes it will help enable the Company to provide equity participation to attract and retain Outside Directors of outstanding ability. In this regard, the Company notes that recent legislation and stock exchange requirements have increased the obligations and time commitment of directors to public companies such as the Company.

        Set forth below is a summary of the principal features of the 2005 Directors' Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2005 Directors' Plan, a copy of which (which does not incorporate the proposed amendment which is the subject of this proposal) is attached as Exhibit 99.01 to the Company's registration statement on Form S-8 filed with the SEC on April 26, 2007. The Company will provide, without charge and upon request, to each person to whom a Proxy Statement is delivered, a copy of the 2005 Directors' Plan. Any such request should be directed as follows:

    Versant Corporation
    Attention: Board of Directors c/o Secretary
    255 Shoreline Drive, Suite 450
    Redwood City, CA 94065 USA

Directors Plan History

        On June 1, 2005 the Company's Board of Directors (including all the members of the Compensation Committee of the Board) adopted the 2005 Directors' Plan as a successor and replacement to the Company's 1996 Directors Stock Option Plan (the "1996 Directors Plan"), which was scheduled to expire in May of 2006. At the Company's Annual Meeting of Shareholders on August 22, 2005, the Company's shareholders approved the adoption of the 2005 Directors' Plan. On that date, the Company immediately terminated use of the 1996 Directors Plan and ceased to grant stock options or other stock awards under the 1996 Directors Plan, instead granting them under the 2005 Directors' Plan. On May 22, 2007, the Board approved an amendment to the 2005 Directors' Plan to increase the number of shares subject to a Succeeding Grant from 2,000 shares to 4,000 shares. At the Company's Annual Meeting of Shareholders on April 24, 2008, the Company's shareholders approved an amendment to the 2005 Directors Stock Option Plan to increase the number of shares of Common Stock issuable thereunder by 50,000 shares to 99,000 shares. On January 9, 2009, the Board approved an amendment to the 2005 Directors' Plan to increase the number of shares reserved for issuance under the plan by 20,000 shares, from 99,000 shares to 119,000 shares.

Shares Subject to the 2005 Directors' Plan

        The stock subject to issuance under the 2005 Directors' Plan consists of shares of the Company's authorized but unissued Common Stock. As of October 31, 2008, the Board had reserved an aggregate of 99,000 shares of Common Stock for issuance under the 2005 Directors' Plan (excluding the increase of 20,000 shares for which shareholder approval is now being sought). As of January 31, 2009, a total of 34,000 shares remained available for the grant of any additional options under the 2005 Directors' Plan.

Administration

        The 2005 Directors' Plan is administered by the Board but can also be administered by a committee of more than two directors. The interpretation by the Board (or any such committee which is then administering the 2005 Directors' Plan) of any provision of the 2005 Directors' Plan or any option granted thereunder shall be final and binding upon the Company and all persons having an interest in any such option or any shares purchased pursuant to such an option. The members of the Board do not receive any compensation for administering the 2005 Directors' Plan. The Company bears all expenses in connection with administration of the 2005 Directors' Plan.

Eligibility

        Only directors who are not employees of the Company or any parent, subsidiary or affiliate of the Company (as defined in the 2005 Directors Plan) may be granted options under the 2005 Directors' Plan. As of October 31, 2008, four individuals were eligible to participate in the 2005 Directors' Plan.

Option Grant Formula

Initial Grants

        Under the 2005 Directors' Plan, each eligible Outside Director who becomes a member of the Board for the first time will be automatically granted an option to purchase up to 4,000 shares of Common Stock upon joining the Board (an "Initial Grant").

Succeeding Grants

        Under the 2005 Directors' Plan, on each anniversary of the date of August 22, each Outside Director who is then a member of the Board will automatically be granted an additional Succeeding Grant option to purchase 4,000 shares of Common Stock; except that if the Outside Director has not been a member of the Board for the entire one (1) year period immediately preceding such anniversary of the date of August 22, then he or she will instead receive a prorated option for a reduced number of shares equal to 4,000 shares multiplied by a fraction (i) whose numerator is the number of days between the date on which such Outside Director became a member of the Board within such one (1) year period and such anniversary date and (ii) whose denominator is 365 days.

        The number of shares subject to an Initial Grant or a Succeeding Grant will be each be proportionally adjusted to reflect stock splits, reverse stock splits, stock dividends and other similar events as described below under "Adjustment of Shares and Options".

Vesting

        If an Outside Director ceases to be a director or consultant of the Company, then any shares such Outside Director purchased by exercising an option granted under the 2005 Directors' Plan that are unvested on the termination date may be repurchased by the Company at the price per share at which the shares were issued upon exercise of the option (the "Company repurchase option"). See "Restrictions on Shares" below. Fifty percent of the shares subject to an option granted under the 2005 Directors' Plan vest free of the Company repurchase option on each of the first two anniversaries of the date the option was granted, so long as the optionee has continuously served as a member of the Board or a consultant to the Company through the applicable vesting date. In the event of certain corporate transactions involving the Company, the vesting of shares subject to options granted under the 2005 Directors' Plan may be accelerated. See "Assumption of Options by Successors; Acceleration of Vesting" below. Options granted to Outside Directors under the 2005 Directors' Plan are immediately exercisable in full, for both vested and unvested shares, upon their award, subject to the Company's right to repurchase unvested shares as described above.

Exercise Price

        The exercise price of each option granted under the 2005 Directors' Plan will be the fair market value of the Common Stock on the date of grant of the option. The exercise price of options granted under the 2005 Directors' Plan may be paid as follows, to the extent approved by the Board (or board committee administering the 2005 Directors' Plan) at the time of grant: (1) in cash or by check; (2) by surrender of shares of the Company's Common Stock owned by the Outside Director exercising the option (the "Optionee") for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) by waiver of compensation due to or accrued by the Optionee for services rendered; (4) if a public market exists for the Company's Common Stock, by a "same-day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "broker") or by a "margin" commitment from the Optionee and a broker; or (5) by any combination of the foregoing.

Termination of Options

        Except as provided below, each option granted under the 2005 Directors' Plan will expire ten years after the date of grant. Options cease to vest if the Outside Director ceases to be a member of the Board or a consultant to the Company. If the Outside Director ceases to be a member of the Board or a consultant to the Company for any reason except death or disability, then each option granted under the 2005 Directors' Plan and then held by the Outside Director, to the extent (and only to the extent) that the shares subject to such option are vested on the date such Outside Director ceases to be a member of the Board or a consultant to the Company (the "Termination Date"), may be exercised by the Outside Director within seven months after the Termination Date, but in no event later than the expiration date of the option. If the Outside Director ceases to be a member of the Board or a consultant to the Company because of his or her death or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), then each option then held by the Outside Director, to the extent (and only to the extent) that the shares subject to such option are vested on such Outside Director's Termination Date, may be exercised by the Outside Director or his or her legal representative within twelve months after the Termination Date, but in no event later than the expiration date of the option. If any option expires or terminates for any reason without being exercised in whole or in part, the shares thereby released from such option will again be available for grant and purchase under other options subsequently granted under the 2005 Directors' Plan. In addition, shares issued pursuant to the 2005 Directors' Plan that are repurchased by the Company at their original issue price, will again become available for grant under other stock options granted under the 2005 Directors' Plan.

Adjustment of Shares and Options

        In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for grant under the 2005 Directors' Plan, the number of shares of Common Stock subject to outstanding options granted under the 2005 Directors' Plan, the number of shares that are subject to an option awarded as an Initial Grant or a Succeeding Grant and the exercise price per share of such options shall each be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws.

Assumption of Options by Successors; Acceleration of Vesting

        In the event of:

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  a dissolution or liquidation of the Company;

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  a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the options granted under the 2005 Directors' Plan are assumed or replaced by the successor corporation, which assumption will be binding on all optionees);

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  a merger or consolidation in which the Company is the surviving corporation but after which the shareholders of the Company immediately after such merger or consolidation (other than any shareholder which merges or consolidates, or which controls another corporation which merges or consolidates, with the Company in such merger or consolidation) own less than 50% of the shares or other equity interests in the Company immediately after such merger or consolidation;

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  the sale of substantially all of the assets of the Company; or

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  the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction;

then the vesting of all options granted pursuant to the 2005 Directors' Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board determines, and if such options are not exercised prior to the consummation of such transaction, they shall terminate in accordance with the provisions of the 2005 Directors' Plan regarding the termination of options.

Restrictions on Shares

        The Company shall reserve to itself or its assignee(s), in the option grant, a right to repurchase any or all unvested shares issued under the 2005 Directors' Plan and held by an Outside Director at the original exercise price of such shares if the Outside Director ceases to be a member of the Board or a consultant to the Company. Options granted under the Directors Plan are exercisable immediately, subject to the Company's right to repurchase unvested shares at the original option exercise price, with such right of repurchase lapsing as shares vest. See "Vesting" above.

Amendment and Termination of the 2005 Directors' Plan

        The Board (or Board committee administering the 2005 Directors' Plan) may at any time terminate or amend the 2005 Directors' Plan but may not terminate or amend the terms of any outstanding option granted under the 2005 Directors' Plan without the consent of the holder of that option. In addition, the Board or such Board committee may not, without the approval of the shareholders of the Company, increase the total number of shares of Common Stock available for grant under the 2005 Directors' Plan (except by adjustment in the event of stock dividend, stock split or the like) or change the class of persons eligible to receive options under the 2005 Directors' Plan. In any case, no amendment to the 2005 Directors' Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee. Unless terminated earlier as provided in the 2005 Directors' Plan, the 2005 Directors' Plan will terminate on June 1, 2015, ten years from the date the 2005 Directors' Plan was adopted by the Board.

Federal Income Tax Information

        THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND DIRECTORS PARTICIPATING IN THE 2005 DIRECTORS PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY DIRECTOR WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH DIRECTOR HAS BEEN DIRECTED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE DIRECTORS PLAN.

        Options granted under the 2005 Directors' Plan will be nonqualified stock options ("NQSOs"). The tax laws of the countries in which such optionees reside will govern any tax effects that accrue to foreign optionees as a result of participation in the 2005 Directors' Plan.

        Tax Treatment of the Optionee.    An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO for vested shares, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount must be treated as ordinary income by the optionee and may in the future be subject to income tax withholding by the Company (by payment in cash or withholding out of the optionee's salary). At present, the Company is not required to withhold taxes on income paid to non-employees. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. However, where the Company holds a right to repurchase unvested option shares at the option exercise price if the optionee leaves the Company before the vesting schedule is satisfied, the unvested shares will be treated as subject to a substantial risk of forfeiture for the duration of the vesting period, unless the optionee timely elects to be taxed in the year of exercise on the difference between fair market value on the date of exercise and the option exercise price. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Maximum Tax Rates.    The maximum tax rate applicable to ordinary income is 35%. Long term capital gain will be taxed at a maximum rate of 15%. For this purpose, to receive long term capital gain treatment, the stock must be held for more than one year. The tax laws currently permit capital gains to be offset by capital losses, and currently permit up to $3,000 of capital losses to be offset annually against otherwise taxable ordinary income.

        Estimated Tax Payments.    Estimated tax payments may be due on amounts an optionee includes in income if the income recognition event occurs before the last month of his or her taxable year and no other exceptions to the underpayment of estimated tax penalties applies.

        Tax Treatment of the Company.    The Company will be entitled to a deduction in the year of exercise of an NQSO by a domestic director for either vested shares or unvested shares for which a timely election under Section 83(b) of the Code is made, or the year of vesting in the case of unvested shares for which an election under Section 83(b) of the Code is not timely made at the time of exercise, in an amount equal to the amount that the optionee recognizes as ordinary income subject to the Company properly reporting such income to the Internal Revenue Service.

ERISA

        The Company believes that the 2005 Directors' Plan will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

New Plan Benefits

        The following table shows all expected fiscal 2009 option grants under the 2005 Directors' Plan for the persons indicated assuming stockholders approve the amendment of the plan that is the subject of this proposal. Only Outside Directors are eligible for options under the 2005 Directors' Plan. Therefore, we will not make any grants under the 2005 Directors' Plan during fiscal 2009 to any individuals other than eligible Outside Directors.

Name and Position	Dollar Value			Number of Options(1)

Jochen Witte		—		—
President and Chief Executive Officer

Jerry Wong		—		—
Vice President, Finance, Chief Financial Officer

All current executive officers as a group (3 persons)		—		—

All current directors who are not executive officers, as a group (4 persons)	$		*	16,000

All employees, including officers who are not executive officers, as a group		—		—

(*)
The exercise price will be the closing price of Versant's Common Stock on August 22, 2009. The grant date fair value of each option will be computed in accordance with FAS 123(R). On February 13, 2009, the closing price of Versant Common Stock on the NASDAQ Capital Market was $16.49 per share.

(1)
If the proposed amendment to the 2005 Directors Option Plan described in this Proxy Statement is approved, then each of our incumbent Outside Directors (currently four directors) who are directors on August 22, 2009 will receive an option to purchase 4,000 shares of our Common Stock on August 22, 2009 at an exercise price per share equal to the closing price of Versant's Common Stock on the date of grant, which option is immediately exercisable and vests as to 50% of the shares on each of the two anniversaries following the grant date subject to continued service as a director or consultant.

Vote Required and Board of Directors' Recommendation.

        Approval of the proposed amendment of the 2005 Directors' Plan to increase the number of shares of Common Stock reserved thereunder requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the proposed increase in the number of shares of Common Stock reserved under the 2005 Directors' Plan will not be implemented. However, the 2005 Directors' Plan will continue to remain in effect until terminated, as described above.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information regarding equity compensation plans (including individual compensation arrangements) as of October 31, 2008:

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by security holders	303,324	(1)	$20.40	214,666	(2)
Equity Compensation Plans not approved by security holders	—		$—	—

Total	303,324	(1)	$20.40	214,666	(2)

(1)
Excludes options to purchase 23,754 shares of Versant Common Stock assumed by Versant in connection with its merger with Poet Holdings, Inc. The weighted-average exercise price of those outstanding options was $17.69 per share as of October 31, 2008. No additional options may be granted under the plans under which those assumed options were originally granted.

(2)
Of these shares, at October 31, 2008, 26,950 shares were available for issuance under the 2005 Employee Stock Purchase Plan, 153,716 shares were available for issuance under the 2005 Equity Incentive Plan (which permits the grant of stock options, restricted stock, stock awards and restricted stock units) to employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent or subsidiary of the Company; and 34,000 shares were available for issuance under the 2005 Directors Stock Option Plan. The numbers of shares and other data in the above table does not include the 20,000 shares for which the Company is seeking shareholder approval to add to the 2005 Director Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT TO THE COMPANY'S 2005 DIRECTORS' PLAN.

 PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected Grant Thornton LLP, an independent registered public accounting firm, to audit the financial statements of Versant for the current fiscal year ending October 31, 2009. Grant Thornton LLP has served as the Company's independent registered public accounting firm since June 2003. The Company expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will be available to answer any appropriate questions, and will have the opportunity to make a statement if they desire to do so.

        If our shareholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2009, but reserves the right to elect to retain Grant Thornton LLP as the Company's independent registered public accounting firm. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Principal Accountant Fees and Services

        The independent registered public accounting firm of Grant Thornton LLP was selected to serve as the Company's independent registered public accountant to perform the audit of the Company's financial statements for the fiscal years ended October 31, 2008 and 2007.

        The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by the Company's principal accountant in our fiscal years ended October 31, 2008 and 2007.

Fee Category	Fiscal 2008	Fiscal 2007
Audit Fees	$785,816	$381,320
Audit-Related Fees	49,890	—
Tax Fees	—	—
All Other Fees	—	—

Total All Fees	$835,706	$381,320

        Audit Fees include aggregate fees billed for professional services rendered in connection with Grant Thornton LLP's audit of Versant's annual consolidated financial statements for fiscal 2007 and for professional services rendered in connection with the integrated audit of Versant's annual consolidated financial statements and internal controls for fiscal 2008, the reviews of Versant's consolidated financial statements included in its Quarterly Reports on Forms 10-Q for each of those fiscal years, and the attestation services for the statutory audits of international subsidiaries. The increase in audit fees for fiscal 2008 was primarily due to attestation-related services in connection with the implementation of compliance programs related to Section 404 of the Sarbanes-Oxley Act of 2002 ("Section 404").

        Audit-Related Fees include professional services rendered in connection with the compliance with recent accounting pronouncements, and also in connection with a certain regulatory filing made by the Company.

        Tax Fees.    We did not incur any Tax Fees during these periods.

        All Other Fees.    We did not incur any Other Fees during these periods.

Policy on Audit Committee Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve at the beginning of each fiscal year all audit and permissible non-audit services to be provided by the independent registered public accounting firm during that fiscal year. The Audit Committee pre-approves these services by authorizing specific projects within the categories of service outlined above. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.

        The Audit Committee considered the services listed above to be compatible with maintaining Grant Thornton LLP's independence.

Vote Required and Board of Directors' Recommendation

        The vote required to approve this proposal is the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the holders of which are present in person or represented by proxy at the Annual Meeting and voting on this proposal, which affirmative vote must also include the affirmative vote of at least a majority of the required quorum. Neither an Abstention nor a Broker Non-Vote will be counted as a vote "for" or "against" this proposal, provided, however, that Abstentions and Broker Non-Votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND
RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

        Our only class of voting securities is our Common Stock. The following table presents information regarding the beneficial ownership of our Common Stock (which includes certain securities exercisable for or convertible into Common Stock) as of February 15, 2009 by:

  •
  each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock;

  •
  each of our directors;

  •
  the individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2008 and the Company's other most highly compensated executive officers during fiscal 2008 (together, the "Named Executive Officers"); and

  •
  all directors and executive officers as a group.

The percentage of beneficial ownership for the following table is based on 3,682,443 shares of Common Stock outstanding as of February 15, 2009. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares issuable upon the exercise of options and warrants within 60 days of February 15, 2009 (that is, April 16, 2009) are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of Common Stock of such person but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of Common Stock of any other person. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Versant Corporation, 255 Shoreline Drive, Suite 450, Redwood City, California 94065.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares Outstanding
Directors and Executive Officers:
Jochen Witte(1)	99,190	2.7%
William Henry Delevati(2)	20,100	*
Jerry Wong(3)	18,776	*
Uday Bellary(4)	18,060	*
Herbert May(5)	16,329	*
Bernhard Woebker(6)	16,115	*
Thomas Huben(7)	7,833	*

Directors and executive officers as a group (7 persons)(8)	196,403	5.2%
5% Shareholder:
Renaissance Technologies LLC(9)	284,200	7.7%

    *
    Represents less than 1%.

    (1)
    Includes 15,120 shares of Common Stock owned by Mr. Witte's spouse and 40,059 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (2)
    Includes 19,100 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (3)
    Includes 15,689 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009

    (4)
    Includes 18,060 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (5)
    Includes 16,329 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (6)
    Includes 12,115 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (7)
    Includes 7,833 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (8)
    Includes 129,185 shares of Common Stock subject to options exercisable within 60 days of February 15, 2009.

    (9)
    The address of Renaissance Technologies LLC is 800 Third Avenue, New York, NY 10022. The foregoing information is based on the Schedule 13G/A filed by Renaissance Technologies LLC with the SEC on February 13, 2009.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section discusses the principles underlying Versant's executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by Versant's Named Executive Officers (as defined below) in order to explain how compensation for these Named Executive Officers relates to Versant's executive compensation policies and to put in perspective the data regarding Versant's executive compensation presented in the tables and narrative that follow.

Versant's Named Executive Officers

        The following table identifies the individuals who were Versant's principal executive officer, principal financial officer and Versant's next most highly compensated executive officer (together referred to as the "Named Executive Officers") during Versant's fiscal year ended October 31, 2008. Mr. Witte and Mr. Wong currently serve in the positions indicated for them in the following table. Mr. Huben's employment with Versant terminated effective as of December 2, 2008. Versant has no other executive officers as of the date of this proxy statement and, except for Messrs. Witte, Wong and Huben, had no other executive officers during fiscal 2008. Biographical information for Mr. Witte is found on page 6 of this proxy statement under "Proposal No. 1—Election of Directors—Nominees" and biographical information for Mr. Wong and Mr. Huben is set forth immediately below the following table.

Name of Officer	Age	Title
Jochen Witte	48	President and Chief Executive Officer
Jerry Wong	57	Vice President, Finance, Chief Financial Officer and Secretary
Thomas Huben	39	Executive Vice President, Field Operations

        Jerry Wong has been Versant's Vice President, Finance and Chief Financial Officer and Secretary since June 2006. Prior to his appointment to these positions with Versant, from March 2003 to December 2005 Mr. Wong served as Chief Financial Officer and a consultant for Companion Worlds, Inc., a privately held company that provided technology enabling instructional content for mobile digital devices. From March 2004 to June 2006 Mr. Wong also served as a financial consultant for Vega Vista, Inc., a privately held company developing solutions for accessing and interacting with rich content on small displays, such as those on handheld devices. From January 2000 to November 2008 Mr. Wong served as an independent trustee for Firsthand Mutual Funds and also served for four years as chairperson of the Firsthand Mutual Fund's audit committee. From 1995 to October 2002 Mr. Wong was Vice President of Finance for Poet Software Corporation and Poet Holdings, Inc. and from 2000 to October 2002 he was Executive Vice President of U.S. operations for Poet Software Corporation, an affiliate of Poet Holdings, Inc. Poet Holdings, Inc. was a provider of object-oriented database and e-catalog solutions that merged with Versant in March 2004. Mr. Wong holds a B.S. degree in Business Administration from the University of San Francisco.

        Thomas Huben served as Versant's Executive Vice President of Field Operations from January 2006 to December 2008. Prior to his appointment as Executive Vice President of Field Operations, from July 2005 to January 2006 Mr. Huben was Versant's Vice President of Worldwide Sales. From January 2005 to June of 2005 he was Versant's Vice President, European Database Sales and from March 2004 to December 2004 he served as Versant's Director of Sales, EMEA. Prior to joining Versant as a result of its merger with Poet Holdings in March 2004, Mr. Huben had served as Director of Sales of Poet Software GmbH. Mr. Huben's employment with Versant terminated in December 2008.

Compensation Philosophy and Overview

        Our executive compensation programs are based on a philosophy that is focused on achieving Versant's corporate strategic and tactical goals, retaining its executive officers, rewarding them for the achievement of corporate objectives and for the overall quality of their performance, and enhancing shareholder value while supporting the Company's core values and culture. Versant has established a competitive compensation program that promotes the achievement of Versant's financial results and objectives and rewards individual contributions to the achievement of those results and objectives. The compensation policy emphasizes both the achievement of near-term financial and operational goals (typically measured by achievements for the current fiscal year) and long-term value creation through awards of stock options with vesting conditions whose value depends on future increases in the value of the Company's stock. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance, as well as upon the officer's own level of performance.

        Versant's executive compensation program has three principal elements: (1) a base salary, (2) cash bonus awards or commissions and (3) long-term equity-based incentive compensation. We view these components of compensation as related but distinct. Although the Compensation Committee reviews the total compensation of Versant's executive officers in the course of making its decision on executive compensation, we do not believe that significant compensation derived from one element of an executive officer's compensation program should necessarily negate or reduce compensation from other elements. We do believe that the compensation package for each executive officer should be fair and reasonable when taken as a whole. In addition to the principal compensation elements described above, we provide each of our executive officers a variety of health and welfare benefits that are available generally to all of Versant's employees who work in the same country as that officer.

        We have not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid out compensation or between cash and non-cash compensation. However, Versant's philosophy is to provide cash compensation at a competitive level while providing our executive officers the opportunity to be significantly rewarded through equity if the Company and its stock value perform well over time. We also believe that, for most technology companies, stock-based compensation is a significant component of an executive's overall compensation package that is a key differentiating motivator in attracting and retaining executives and provides an incentive of at least equal importance to base salary or cash bonuses. In addition, our decisions regarding compensation for the Company's executives also take into account the Company's overall size (in terms of revenue and net income), its cash reserves, its market capitalization, the prospects for realizing gain from stock-based incentives and, with respect to our executives who are based in Germany, German employment laws and executive employment practices prevalent in Germany, as well as prevailing currency exchange rates for the U.S Dollar and the Euro for salary and bonus payments paid in Euros to these executives.

Role of the Chief Executive Officer in Compensation Decisions

        Mr. Witte, Versant's Chief Executive Officer, annually reviews the performance of each of Versant's other executive officers. The conclusions reached by Mr. Witte and his recommendations based on these reviews, including his recommendations with respect to base salary, target annual bonus levels and performance targets, and target annual long-term incentive award values, are presented by Mr. Witte to the Compensation Committee. The Compensation Committee is free to exercise its discretion in modifying any recommended adjustments or awards to executives provided by the Chief Executive Officer and the Compensation Committee has historically made such adjustments. The Compensation Committee makes all final compensation decisions for each of Versant's Named Executive Officers.

        Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the Compensation Committee members but also Versant's Chief Executive Officer and, as required, Versant's Chief Financial Officer, although these officers do not attend those portions of the Compensation Committee meetings in which their personal compensation program is determined by the Compensation Committee. In addition, Bernhard Woebker, one of Versant's outside directors, has typically attended Compensation Committee meetings because the Committee members believe Mr. Woebker has had significant management and operational experience with technology-oriented companies that enable him to provide useful input to the Compensation Committee regarding executive compensation matters.

Role of the Compensation Committee

        The current members of the Compensation Committee are Mr. May (Chair), Mr. Bellary, and Mr. Delevati. Mr. May joined the Board of Directors in March 2004 and was appointed as Chairman of the Compensation Committee in March 2005. Each member of Versant's Compensation Committee is appointed by the Company's Board of Directors, and the Compensation Committee consists entirely of directors who are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act, and who meet the independence requirements of The NASDAQ Stock Market.

        The Compensation Committee has the exclusive authority to establish the level of base salary payable to Versant's executive officers and strives to ensure that Versant's executive compensation program is consistent with Versant's compensation philosophy and provides compensation for Versant's executive officers at competitive levels. In addition, the Compensation Committee has the responsibility for approving the individual bonus programs for Versant's Chief Executive Officer and its other executive officers for each fiscal year and also reviews and makes recommendations to the Company's Board of Directors to ensure that other aspects of Versant's compensation and benefit programs are consistent with Versant's compensation philosophy. The Compensation Committee also reviews Versant's overall compensation strategy at least annually to ensure that it promotes shareholder interests, supports Versant's strategic and tactical objectives and provides for appropriate rewards and incentives for Versant's executive officers. The Compensation Committee's most recent overall compensation review occurred in November and December 2008.

Accounting and Tax Implications of Versant's Compensation Policies

        In designing Versant's compensation programs, the Compensation Committee considers the financial accounting and tax consequences of these programs to the Company as well as the tax consequences to Versant's employees. Since fiscal 2006, the Company has accounted for share-based compensation costs in accordance with SFAS No. 123(R) and SEC Staff Accounting Bulletin No. 107. SFAS 123(R) was adopted using the modified-prospective transition method, which requires us to estimate and record and expense over the service period of the award. The SFAS 123(R) cost of Versant's equity awards is considered by management as part of Versant's equity grant recommendations to the Compensation Committee.

        Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that the Company may deduct for income tax purposes in any one year with respect to Versant's Chief Executive Officer and the three most highly compensated executive officers (other than the Chief Executive Officer and the Chief Financial Officer). The $1 million limit does not apply to compensation that is considered "performance based" under applicable tax rules. Versant's executive stock options are intended to qualify as "performance-based," awards so that compensation attributable to those options is fully tax deductible. Versant currently provides compensation to executives in forms that do not meet the requirements for "performance-based" compensation, such as base salary, and annual incentive pay, and we have no individuals with non-performance based compensation in excess of the Section 162(m) tax deduction limit.

External Advisor

        The Compensation Committee has the authority to engage the services of outside advisors but historically, including for fiscal 2008, has not done so given the Company's size, the number of the Company's executive officers, the relative lack of complexity of the Company's compensation programs and the costs associated with retaining such an advisor.

Executive Compensation Program

  Components of Versant's Compensation Program

  Base Salary

        The Compensation Committee sets the base salaries for Versant's Named Executive Officers on the basis of general market levels and the officer's past personal performance. Specifically, compensation is determined relative to job scope and responsibilities, past and current contributions, the Compensation Committee's assessment of competitive compensation levels and individual factors (such as unique skills, demand in the labor market, and longer-term development and succession plans). Each individual's base pay is determined with reference to the officer's total compensation package, including annual cash bonus or commission incentives and long-term equity incentives. In fiscal 2008 the Compensation Committee did not utilize external compensation surveys or other peer company benchmarking to determine the competitiveness of Versant's executive compensation programs, but rather relied on an analysis of Versant's historic compensation data and the experience of the Committee members regarding compensation levels for executives of companies in the enterprise software industry. In making compensation decisions, the Compensation Committee also takes into account Versant's relative size and the responsibilities of Versant's Named Executive Officers.

        Mr. Witte.    For fiscal 2008, the annual base salary rate for Mr. Witte, who is based in Germany and whose base salary is paid in Euros, was €216,000. Mr. Witte's employment agreement, which the Compensation Committee approved in November 2006, provides that his annual base salary will be €216,000 during the term of that agreement, which term includes all of fiscal 2008. Accordingly, on January 7, 2008 the Compensation Committee set Mr. Witte's base salary for fiscal 2008 at the €216,000 annual base salary level provided for in his employment agreement without change from his fiscal 2007 base salary level. Mr. Witte's fiscal 2008 base salary of €216,000 was equivalent to approximately $318,349 (based on the currency exchange rate for the US Dollar and Euro in effect on January 7, 2008, the date the Compensation Committee approved Mr. Witte's fiscal 2008 annual base salary).

        Mr. Wong.    Mr. Wong's annual base salary rate for fiscal 2008 was set at $190,000 by the Compensation Committee on January 7, 2008. Mr. Wong's fiscal 2008 base salary rate was increased over his fiscal 2007 base salary rate of $170,000, which was his starting base salary when he originally joined Versant in June 2006. The Compensation Committee increased Mr. Wong's base salary rate in recognition of his longer service period with Versant, his responsibilities, experience and previous performance.

        Mr. Huben.    For fiscal 2008, the annual base salary rate for Mr. Huben, who is also based in Germany and whose base salary was paid in Euros, was €108,000 (equivalent to $159,175 based on the currency exchange rate for the US Dollar and Euro in effect on January 7, 2008, the date the Compensation Committee approved Mr. Huben's fiscal 2008 annual base salary). Mr. Huben's annual base salary rate for fiscal 2008 was unchanged from his annual base salary rate for fiscal 2007, which had been established under an employment agreement between Mr. Huben and Versant's German subsidiary Versant GmbH. Mr. Huben's employment with the Company terminated in December 2008.

  Annual Cash Incentive Bonuses

        We pay cash bonuses to Versant's Named Executive Officers pursuant to compensation programs approved by the Compensation Committee, which make these officers eligible to receive contingent cash bonus payments conditioned upon the achievement by the executive officer and/or Versant of specific financial results and strategic goals. In setting the target cash incentive bonus programs for Versant's Named Executive Officers for fiscal 2008, the Compensation Committee determined that there was a reasonable probability that each such officer would achieve his targeted bonus levels if that officer (and in some cases all the Named Executive Officers) exerted strong and continuous efforts on behalf of the Company during fiscal 2008. However, the Compensation Committee also recognized that achievement of the target bonus levels for fiscal 2008 was by no means assured.

        Mr. Witte.    For fiscal 2008, Mr. Witte's bonus program entitled him to earn cash bonuses based on three separate components: (1) a bonus based on the amount of the Company's net income for fiscal 2008 (the "CEO Net Income Bonus"), (2) a bonus based on the comparative performance of Versant's stock in fiscal 2008 (the "Stock Performance Bonus") and (3) a discretionary bonus based on progress in Versant's business as determined in the discretion of the Compensation Committee (the "CEO Discretionary Bonus"). Mr. Witte's fiscal 2008 bonus program was based on a total target fiscal 2008 cash incentive bonus of $284,700, representing approximately 47% of the total of Mr. Witte's fiscal 2008 base salary plus his target fiscal 2008 bonus amount. Mr. Witte's fiscal 2008 bonus program was structured differently than his bonus program for fiscal 2007. Pursuant to the terms of his employment agreement, Mr. Witte's fiscal 2007 bonus program consisted of a single bonus component based solely on Versant's fiscal 2007 net income. In fiscal 2008 the Compensation Committee implemented a more multi-dimensional bonus program for Mr. Witte by adding the Stock Performance Bonus and the CEO Discretionary Bonus as new incentives to Mr. Witte to achieve the objectives related to those bonus components. Due to the addition of these new bonus components and after taking into consideration the Company's net income in fiscal 2007, the percentage rates used to determine Mr. Witte's compensation under the CEO Net Income Bonus were reduced from their fiscal 2007 levels. This was done to reflect the Company's current condition and so that Mr. Witte's total fiscal 2008 bonus program would appropriately scale to his total target fiscal 2008 bonus compensation. The Compensation Committee approved Mr. Witte's fiscal 2008 bonus program in recognition of Versant's improved performance in fiscal 2007 under Mr. Witte's leadership and to provide him with increased contingent pay incentives measured by additional objectives to further improve the Company's financial performance and to achieve an increase in the value of the Company's stock in fiscal 2008 relative to an indexed market performance. The Compensation Committee approved the CEO Net Income Bonus program as part of Mr. Witte's fiscal 2008 incentive compensation to continue to make the Company's net income an important incentive factor, since net income was a key financial performance metric for the Company's 2008 operating plan and a fair indicator of improvement in the Company's fiscal 2008 operating results, as it takes into account both revenue and operating expenses. In structuring his fiscal 2008 bonus program, the Compensation Committee also took account of the fact that Mr. Witte's base salary rate for fiscal 2008 was not increased above his fiscal 2007 base salary. The specifics of Mr. Witte's fiscal 2008 incentive bonus program are summarized below:

  •
  Under Mr. Witte's CEO Net Income Bonus, Mr. Witte was eligible to be earn a bonus based on Versant's net income (determined in accordance with US generally accepted accounting principles) for fiscal 2008, computed before deduction of this bonus ("Bonusable Income") at the rate of 1.26% of the first $9,500,000 of Bonusable Income and 2.52% for any Bonusable Income in excess of $9,500,000. This bonus was payable quarterly after the close of each fiscal quarter, except for the portion of the bonus (if any) that might be payable at the 2.52% rate, which was to be paid after the public announcement of Versant's full-year fiscal 2008 operating results. Versant achieved net income of $2.605 million, $1.993 million and $2.658 million for the first three quarters of fiscal 2008 and net income of $9.489 million for all of fiscal 2008.

  •
  Under his Stock Performance Bonus, Mr. Witte was entitled to be paid a bonus if the market price of Versant's Common Stock at the close of fiscal 2008 had increased over its market price at October 31, 2007 (the close of fiscal 2007) and that rate of increase (the "2008 Rate of Increase") exceeded the increase in the NASDAQ Composite Index (the "IXIC") for the same time period. The amount of the Stock Performance Bonus was $2,400 for each percentage point by which the 2008 Rate of Increase exceeded the increase in the IXIC, and $4,800 for each percentage point by which the 2008 Rate of Increase exceeded 50% more than the increase in the IXIC for fiscal 2008.

  •
  Pursuant to the CEO Discretionary Bonus, Mr. Witte was eligible to receive a bonus of up to $45,000 as determined by the Compensation Committee in its discretion, based on the Committee's assessment of progress in Versant's business in fiscal 2008.

        Following the close of fiscal 2008, the Compensation Committee reviewed relevant data and the performance of the Company and Mr. Witte during fiscal 2008 and determined that, under his fiscal 2008 bonus program, Mr. Witte had earned cash bonuses for fiscal 2008 totaling $221,488, consisting of: (1) $121,067 paid under the CEO Net Income Bonus, (2) $55,421 paid under the Stock Performance Bonus, and (3) $45,000 paid with respect to the CEO Discretionary Bonus based on the Committee's assessment of strategic and other progress made by Versant in fiscal 2008.

        Mr. Wong.    For his fiscal 2008 bonus program, Mr. Wong was entitled to receive cash bonuses based on two separate components: (1) a bonus based on the amount of the Company's net income for fiscal 2008 (the "CFO Net Income Bonus"), and (2) a bonus based on achievement by Mr. Wong of certain operational objectives determined by Versant's Chief Executive Officer (the "CFO Objectives Bonus"). Mr. Wong's fiscal 2008 bonus program was based on a total target fiscal 2008 cash incentive bonus of $80,000, representing approximately 30% of the total of Mr. Wong's fiscal 2008 base salary plus his target fiscal 2008 bonus amount.

        Under Mr. Wong's CFO Net Income Bonus, Mr. Wong was eligible to be paid a bonus based on Versant's net income (determined in accordance with US generally accepted accounting principles) for fiscal 2008, computed before deduction of this bonus ("Bonusable Income") at the rate of 0.421% of the first $9,500,000 of Bonusable Income and 0.842% for any Bonusable Income in excess of $9,500,000. The 2008 CFO Net Income Bonus was payable quarterly after the close of each fiscal quarter, except for the portion of the bonus (if any) that might be payable at the 0.842% rate, which was to be paid after the public announcement of Versant's full-year fiscal 2008 operating results. In addition, pursuant to the CFO Objectives Bonus, Mr. Wong was also eligible to earn an additional bonus of $40,000 by achieving certain operational objectives in Fiscal 2008 determined by Versant's Chief Executive Officer. Objectives assigned to Mr. Wong by Versant's Chief Executive Officer in fiscal 2008, including improving the Company's internal processes (including accounting processes and internal controls), and effectively managing the Company's accounting, financial, reporting and related administrative functions, and the Company's overall fiscal 2008 performance.

        Following the close of fiscal 2008, the Compensation Committee reviewed relevant data and the performance of the Company and Mr. Wong during fiscal 2008 and determined that, under his fiscal 2008 bonus program, Mr. Wong had earned cash bonuses totaling $80,122, consisting of: (1) $40,122 paid under the CFO Net Income Bonus and (2) $40,000 paid with respect to the CFO Objectives Bonus based on the achievement by Mr. Wong of the relevant operational objectives.

        Mr. Huben.    Mr. Huben's fiscal 2008 bonus program consisted of the following three components: (1) a bonus consisting of a cash commission on the Company's fiscal 2008 revenue under a formula which would result in a total commission to Mr. Huben of approximately €110,400 if the Company achieved target revenues of $24.0 million in fiscal 2008, with an increased commission rate for all revenues above the target amount (the "Revenue Bonus"); (2) a variable bonus based on the Company's income from operations in fiscal 2008 that would provide a target bonus of €60,040 if the Company achieved a target level of income from operations in fiscal 2008 of $9,500,000 (the "Income Bonus") and (3) a bonus for up to a maximum of €10,000 for achieving certain quarterly Company objectives defined by Versant's Chief Executive Officer, including obtaining new customers in certain market segments (the "Objectives Bonus"). Mr. Huben's Revenue Bonus and Income Bonus were payable on any Company revenue or income from operations, respectively, that Versant achieved in fiscal 2008 at fixed rates, whether or not target fiscal 2008 revenue or target income from operations, respectively, were achieved. Mr. Huben's fiscal 2008 incentive bonus program was structured by the Compensation Committee based on a target total fiscal 2008 cash incentive bonus of €180,440, representing approximately 62% of the total of Mr. Huben's fiscal 2008 base salary plus his target fiscal 2008 bonus amount. In light of Mr. Huben's primary responsibility for the Company's sales, his fiscal 2008 bonus program was weighted to emphasize the achievement of sales revenue objectives, while also providing, to a lesser degree, incentives addressing Versant's operating income and business development goals in fiscal 2008.

        Following the close of the 2008 fiscal year, the Compensation Committee reviewed relevant data and Mr. Huben's performance and determined that, under his fiscal 2008 bonus program, Mr. Huben had earned cash bonuses totaling €179,385 for fiscal year 2008 consisting of: (1) €116,530 paid under the Revenue Bonus based on Versant's fiscal 2008 revenues, and (2) €62,855 paid under the Income Bonus based on Versant's net income from operations for fiscal 2008. The Committee also determined that payment of the discretionary Objectives Bonus was not appropriate.

  Equity-Based Long Term Incentive Compensation

        We utilize stock options to ensure that Versant's executive officers have a continuing stake in Versant's long-term success and to align their interests with the interests of Versant's shareholders. Option grants allow the officers to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The options vest in periodic installments over a three-year period, contingent upon the executive officer's continued employment with the Company. The vesting schedule and the number of shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term. We also believe that our Named Executive Officers should have a greater percentage of their equity compensation in the form of stock options rather than restricted stock or restricted stock unit awards, as stock options have greater risk associated with them than these other equity grants due to the executive's need to make an investment by paying for option shares in order to realize any appreciation in our stock. We believe that our executive officers should have a larger portion of their equity incentive awards at risk compared to other employees.

        The Compensation Committee evaluates the percentage of ownership of Versant of each Named Executive Officer on a fully-diluted basis, each executive officer's current holdings of unvested equity and the extent to which those holdings provide adequate retention incentives to determine whether any additional equity awards are warranted. When setting the number of share-based awards to be granted to each executive, the Compensation Committee also considers the impact of a potential award on Versant's financial statements based on FAS 123(R)

        In determining equity grants for Versant's Named Executive Officers for fiscal 2008, the Compensation Committee took into account the above factors. Based on this information, in November 2007, early in fiscal 2008, the Compensation Committee granted stock options to Mr. Witte (20,000 shares), to Mr. Wong (10,000 shares) and to Mr. Huben (15,000 shares).

        All grants of options to Versant's executive officers and other employees, as well as to Versant's directors, have been granted with exercise prices equal to or exceeding the fair value of the underlying shares of Common Stock on the grant date, as determined by Versant's Board of Directors, which was the closing price of Versant's Stock on The NASDAQ Stock Market on the date of grant. All equity-based awards have been reflected in Versant's consolidated financial statements, based upon the applicable accounting guidance.

        We do not have any program, plan or practice that requires us to grant stock options to Versant's executive officers on specified dates, however, we generally (but not exclusively) consider stock option grants to Versant's executives on an annual basis, typically following fiscal year end when preliminary results for the preceding fiscal year are available for review by the Compensation Committee and forecasts for the following fiscal year are presented for review by the Board of Directors. Accordingly, the Compensation Committee makes all such grants of stock options to Versant's executives at its regularly scheduled meetings.

  Perquisites

        Our executive officers are eligible for the same health and welfare programs and benefits as the rest of Versant's salaried employees. In addition, Mr. Witte receives an automobile lease allowance of €800 per month and Mr. Huben received an automobile lease allowance of €700 per month, as Messrs. Witte and Huben were each resident in our German office where such a benefit is customary for executives holding similar positions. In addition, the Company pays life insurance premiums for Mr. Witte of approximately €150 per month.

  Employment Contracts

        Versant and its subsidiary Versant GmbH are parties to a joint employment agreement and managing director service contract with Mr. Witte dated as of November 1, 2006 which provides that if Mr. Witte is terminated during the term of the agreement (which ends on October 31, 2009) other than for cause, then Mr. Witte will be entitled to, in exchange for a release of claims, severance payments equivalent to the sum of (1) the base salary paid to him by Versant GmbH in the Company's three most recent fiscal quarters ended prior to the date of termination and (2) an amount equal to any bonus advances or other bonus payments made to him by the Company in the three most recent fiscal quarters ended prior to the date of termination. This severance is to be paid in equal monthly installments over a six-month period following termination. In addition, all of Mr. Witte's then-outstanding stock options will be subject to 12 months of accelerated vesting.

        Versant had also entered into an employment agreement with Mr. Huben which provided that the Company may terminate Mr. Huben at its discretion, though the Company was required to give Mr. Huben nine months notice in the case of his termination or in the alternative, the Company could release Mr. Huben from his work duties while paying his compensation for the remainder of the employment term. In connection with the termination of Mr. Huben's employment in December 2008, Mr. Huben and the Company terminated this agreement and entered into a separation arrangement under which Mr. Huben agreed to provide certain limited consulting services through March 31, 2009. Pursuant to this separation agreement, Mr. Huben received a one-time separation payment of €216,000 (equivalent to approximately $275,000 U.S. Dollars based on based on the currency exchange rate for the US Dollar and Euro then in effect), less applicable deductions and withholding, in exchange for a general release of claims.

        Versant believes that these severance arrangements are necessary for the Company to attract and retain talented and qualified executive officers in the markets in which it competes for talent. In addition, Versant believes that the provisions of these employment contracts are customary for high-technology companies similarly situated with Versant, particularly in light of the fact that the Company does not have any other agreements regarding change of control arrangements with any of our executive officers.

        On December 12, 2008, the Compensation Committee set the annual base salaries and cash bonus incentive programs for Versant's executive officers for fiscal 2009. For information on the fiscal 2009 incentive compensation programs for Versant's Named Executive Officers, please see our report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2008.

Deferred Compensation Plan

        The Company currently does not maintain any deferred compensation plans.

Compensation Committee Report

        The information contained in the following report of Versant's Compensation Committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by Versant under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Versant specifically incorporates it by reference.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis ("CD&A") contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into Versant's Annual Report on Form 10-K for the fiscal year ended October 31, 2008.

                      COMPENSATION COMMITTEE
                      Dr. Herbert May (Chair)
                      Uday Bellary
                      William Henry Delevati

        Provided in the tables and narrative below is certain information regarding compensation earned by our Named Executive Officers for fiscal year 2008 and fiscal year 2007.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All other Compensation ($)(3)	Total ($)
Jochen Witte	2007	$292,313	$51,887	$485,465	$12,165	$841,830
President and Chief Executive Officer(4)	2008	$323,776	$111,381	$221,488	$13,474	$670,119
Jerry Wong	2007	$170,000	$34,836	$100,000	$—	$304,836
Vice President, Finance and Secretary Chief Financial Officer	2008	$190,000	$70,358	$80,122	$—	$340,480
Thomas Huben	2007	$146,157	$44,114	$483,775	$14,395	$688,441
Executive Vice President, Field Operations(4)	2008	$161,888	$86,051	$268,590	$15,944	$532,473

(1)
Reflects stock options granted under Versant's 2005 Equity Incentive Plan (the "2005 Plan"). These amounts do not reflect compensation actually received. Rather, they represent the aggregate expense recognized by Versant for financial statement reporting purposes in fiscal year 2008 in accordance with FAS 123(R) (but disregarding for this table the estimate of forfeitures related to service-based vesting conditions). The assumptions used to calculate the value of these stock options are set forth in Note 3 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2008, filed with the SEC on January 14, 2009.

(2)
Consists of cash bonuses paid under each officer's non-equity incentive compensation plan during fiscal 2008. For an explanation of the material terms of these annual cash bonus awards, see "Compensation Discussion and Analysis—Executive Compensation Program—Components of Versant's Compensation Program—Annual Cash Incentive Bonuses" and footnote (1) to the Grants of Plan-Based Awards table on page 47.

(3)
Represents payment by the Company of life insurance premiums and auto lease payments.

 Grants Of Plan-Based Awards
Fiscal Year 2008

        The following table shows all plan-based awards granted to our Named Executive Officers during fiscal year 2008. Certain of the stock option awards shown in this table (those granted in fiscal year 2008) are also reported in the Outstanding Equity Awards at Fiscal Year End table on page 48.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(4)		All other Option Awards: Number of Securities Underlying Options (#)
					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Target ($)	Maximum ($)
Jochen Witte	11/29/2007	$284,700	$—	20,000	$20.98	$178,842
Jerry Wong	11/29/2007	$80,000	$—	10,000	$20.98	$89,421
Thomas Huben(3)	11/29/2007	$265,247	$—	15,000	$20.98	$134,132

(1)
For purposes of this table, a "non-equity incentive plan award" is a determination by the Compensation Committee of our Board of Directors (the "Committee") that the Named Executive Officer may participate in an individualized annual cash bonus program established by the Compensation Committee for that specific officer as his own non-equity incentive plan and be eligible to receive a cash payout if actual performance during the annual performance period satisfies the pre-determined conditions for payment based on the terms and payment formulas of the plan requirements. The awards reported in this table are for the fiscal 2008 annual performance period and the terms and conditions of these awards were established by the Compensation Committee in the first quarter of fiscal year 2008. For a more detailed explanation of the material terms of these non-equity incentive plans, see above under "Compensation Discussion and Analysis—Executive Compensation Program—Components of Versant's Compensation Program—Annual Cash Incentive Bonuses". The amounts shown for "Target" are those that would have been paid if the exact targeted levels established by the Committee had been achieved. The amounts shown for "Maximum" are those that would have been paid if the maximum levels established by the Committee had been achieved; where no maximum level is shown there was no maximum amount payable under the plan in question. No minimum thresholds were established for named executive officer's non-equity incentive plans for fiscal 2008. In addition, regardless of actual performance relative to the pre-determined objectives and targets, an otherwise earned and approved annual bonus payout would only have been made if the executive officer was employed on the date payment was otherwise approved by the Committee to be paid. The amounts reported for the fiscal year 2008 are "estimated future payouts" as they existed at the time the award was made; the actual cash payouts to each executive officer are reported in the Summary Compensation Table on page 46.

(2)
These amounts do not reflect compensation actually received. Rather, they represent the grant date full value calculated in accordance with FAS 123(R). The assumptions used to calculate the value of these restricted stock and stock option grants are set forth in Note 3 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2008, filed with the SEC on January 14, 2009.

(3)
Target estimated future payouts under non-equity incentive plan award for Mr. Huben has been converted from Euros to U.S. Dollars based on the exchange rate in effect on January 7, 2008, the date the compensation committee approved his fiscal 2008 bonus plan, which was approximately €0.68 per $1.00.

(4)
No amounts are shown in the table for estimate future payments under equity incentive plan awards as such awards are made in the discretion of the Compensation Committee.

 Outstanding Equity Awards
Fiscal Year 2008

        The following table shows all outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2008 (which ended on October 31, 2008). Certain of the stock option awards shown in this table (those granted in fiscal year 2008) are also reported in the Grants of Plan-Based Awards table on page 47.

	Option Awards(1)
		Number of Securities Underlying Unexercised Options at October 31, 2008
	Grant Date			Option Exercise Price	Option Expiration Date
Name		Exercisable(#)	Unexercisable(#)
Jochen Witte	11/29/2007	6,111	13,889	$20.98	11/28/2017
	11/27/2006	12,777	7,223	$10.37	11/27/2016
	11/29/2005	6,072	556	$3.69	11/29/2015
	3/18/2004	875	—	$3.50	9/5/2012
	3/18/2004	2,800	—	$10.50	1/24/2012
	3/18/2004	4,200	—	$27.50	3/18/2014

	Total	32,835	21,668

Jerry Wong	11/29/2007	3,055	6,945	$20.98	11/28/2017
	2/26/2007	3,166	3,334	$18.18	2/26/2017
	6/27/2006	4,466	3,334	$6.80	6/27/2016

	Total	10,687	13,613

Thomas Huben	11/29/2007	4,583	10,417	$20.98	11/28/2017
	11/27/2006	1,111	3,612	$10.37	11/1/2016
	2/1/2006	2,222	2,223	$6.34	2/1/2016
	4/28/2004	750	—	$20.70	4/28/2014

	Total	8,666	16,252

(1)
These options first vest and become exercisable with respect to 25% of the shares subject to the option nine months after the grant date, and thereafter vest and become exercisable with respect to 2.78% of the shares subject to the option each month thereafter, subject to the option holder's continued employment or service relationship with the Company.

 Options Exercised and Stock Vested
Fiscal Year 2008

        The following table shows all stock options that were exercised and the aggregate value that was realized on those exercises by each of the Named Executive Officers during fiscal year 2008 (which ended on October 31, 2008). We do not grant awards of restricted stock or similar instruments, accordingly no such shares were awarded or vested during fiscal year 2008.

Name	Number of Shares Acquired On Exercise	Value Realized on Exercise ($)(1)
Jochen Witte	5,872	$154,492
Jerry Wong	3,700	$70,239
Thomas Huben	12,544	$276,183

    (1)
    The value realized equals the difference between the option exercise price and the fair market value of the Company's Common Stock on the date of exercise, multiplied by the number of shares acquired by exercise of the option.

Potential Payments Upon Termination Of Employment

        The following table describes the potential payments and benefits upon termination of our Named Executive Officers' employment, as if each officer's employment terminated as of the end of our last fiscal year, October 31, 2008. For purposes of valuing the severance and vacation payout payments in the table below, we used each officer's base salary rate in effect on October 31, 2008, and the number of accrued but unused vacation days on October 31, 2008. For more information, please see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

Name	Nature of Payment or Benefit	Termination by Company Without Cause	Termination due to Death or Disability
Jochen Witte	Severance (1)	$358,461	$140,970
	Accelerated Equity Awards (2)	$119,476	$—
	Vacation Payout	$1,082	$1,082

	Total Value	$479,019	$142,052

Jerry Wong	Severance	$—	$—
	Accelerated Equity Awards	$—	$—
	Vacation Payout	$13,287	$13,287

	Total Value	$13,287	$13,287

Thomas Huben	Severance (3)	$105,728	$—
	Accelerated Equity Awards	$—	$—
	Vacation Payout	$—	$—

	Total Value	$105,728	$—

(1)
Calculated based on the exchange rate in effect on October 31, 2008, the last day of fiscal 2008, which was €0.766 per $1.00.

(2)
The value of the vesting acceleration for stock options shown in the table below was calculated based on the assumption that the officer's employment terminated on October 31, 2008, and that the fair market value per share of our Common Stock on that date was $15.99, which was the closing trading price of our Common Stock on October 31, 2008. The value of the equity acceleration was calculated by multiplying the number of unvested shares subject to acceleration by the difference between $15.99 and the exercise price per share of the accelerated option.

(3)
The Company's employment contract with Mr. Huben provided that the Company and Mr. Huben were each required to provide the other nine months advance notice of termination. The severance amount indicated for Mr. Huben in the above table is a pro forma estimate which assumes that Versant terminated Mr. Huben without providing nine months advance notice and thus paid him severance equal to nine months of his annual base salary rate in effect at October 31, 2008 of €108,000 (or $140,970 based on the euro/dollar exchange rate in effect on October 31, 2008, the last day of fiscal 2008). Mr. Huben's employment with Versant terminated on December 2, 2008, at which time Versant entered into a separation arrangement with Mr. Huben under which he agreed to provide certain limited consulting services through March 31, 2009. Pursuant to the separation agreement, Mr. Huben received a one-time separation payment of €216,000 (equivalent to approximately $275,000 U.S. Dollars based on the exchange rate in effect on December 2, 2008), less applicable deductions and withholding, in exchange for executing a general release of claims. Mr. Huben's actual separation payment was determined based on his total fiscal 2008 actual cash compensation (base salary and incentive bonus) prorated over a nine-month period, and thus differs from the pro forma amount shown in the table. Mr. Huben's actual separation payment was paid in lieu of the severance payable under his employment contract.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        Chief Executive Officer's Employment Arrangements.    On November 30, 2006, Versant and our subsidiary, Versant GmbH ("Versant Germany"), entered into a Joint Employment Agreement and Managing Director Service Contract (the "Agreement") with Jochen Witte, Versant's Chief Executive Officer and President. The Agreement sets forth terms of Mr. Witte's employment as Versant's Chief Executive Officer and President and as the Managing Director of Versant Germany. Subject to earlier termination of Mr. Witte's services, the Agreement's term continues until the close of Versant's 2009 fiscal year on October 31, 2009. The principal terms of the Agreement are summarized below:

  •
  As Versant's Chief Executive Officer and President, Mr. Witte was entitled to be paid a cash bonus based on Versant's net income for its fiscal year ending October 31, 2007 ("fiscal 2007"), computed before deduction of the bonus ("Pre-Bonus Net Income"). Under this bonus arrangement, Mr. Witte was paid a bonus equal to 3% of Versant's Pre-Bonus Net Income for that fiscal quarter (a "bonus advance") and, following the close of fiscal 2007, a bonus equal to 6% of Versant's Pre-Bonus Net Income for fiscal 2007 minus all previously paid bonus advances. The agreement provides that if the bonus advances exceeded 6% of Versant's Pre-Bonus Net Income for fiscal 2007, then Mr. Witte would retain all bonus advances.

  •
  The Agreement also provides that, as Managing Director of Versant Germany, Mr. Witte will be paid a base salary by Versant Germany at a rate of €216,000 per year and that if he is terminated as Managing Director of Versant Germany without cause prior to expiration of the Agreement's term he will be entitled, in exchange for a release of claims, to severance payments equivalent to the sum of (i) the base salary paid to him by Versant Germany in Versant's three most recent fiscal quarters ended prior to the termination plus (ii) an amount equal to any bonus payments made to him by Versant in the three most recent fiscal quarters ended prior to the termination. This severance is to be paid in equal monthly installments over a six-month period following termination. Under the Agreement Mr. Witte is also subject to certain non-competition obligations in the event he is terminated as Managing Director of Versant Germany.

        Pursuant to the Agreement, on November 27, 2006 Mr. Witte was granted a nonqualified option to purchase up to 20,000 shares of Versant Common Stock pursuant to Versant's 2005 Equity Incentive Plan. The option vests and becomes exercisable over a three-year period on Versant's standard vesting terms so that 25% of the shares become exercisable nine months after the option grant date, with the balance vesting at the rate of 2.78% of the shares per month thereafter. The Agreement provides that all Mr. Witte's then outstanding stock options will be subject to 12 months of accelerated vesting if, during the term of the Agreement, Mr. Witte's employment as Versant's Chief Executive Officer is terminated without cause. The Agreement also provides that, for each Versant fiscal year during the term of the Agreement after fiscal 2007, Versant's Board of Directors or the Compensation Committee of the Board will establish a contingent bonus program for Mr. Witte and determine whether he is to be granted any additional stock options. Mr. Witte was granted an additional nonqualified option to purchase up to 20,000 shares of Versant Common Stock pursuant to Versant's 2005 Equity Incentive Plan on November 29, 2007 and a nonqualified option to purchase up to 20,000 shares of Versant Common Stock on November 25, 2008. The Compensation Committee also established new non-equity cash incentive compensation program for Mr. Witte for fiscal 2008, which is described above in "Compensation Discussion and Analysis—Executive Compensation Program—Components of Versant's Compensation Program—Annual Cash Incentive Bonus." On December 12, 2008, the Compensation Committee approved non-equity cash incentive compensation program for Mr. Witte for fiscal 2009, as described in our report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2008.

        Separation Agreement with Executive Vice President of Field Operations.    Mr. Huben's employment with Versant terminated on December 2, 2008, at which time Versant entered into a separation arrangement with him under which he agreed to provide certain limited consulting services through March 31, 2009. Pursuant to the separation agreement, Mr. Huben received a one-time separation payment of €216,000 (equivalent to approximately $275,000 U.S. Dollars based on the exchange rate in effect on November 25, 2008), less applicable deductions and withholding, in exchange for executing a general release of claims

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee throughout all of fiscal 2008 were Messrs. Delevati, Bellary and May, none of whom had ever been an officer or employee of the Company or any of its subsidiaries. During fiscal 2008, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving on the Company's Board or Compensation Committee.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board, a copy of which is attached as Appendix "1" to this Proxy Statement and is also available on the Investor Relations section of our website at www.versant.com. Uday Bellary, William Henry Delevati and Dr. Herbert May are the current members of the Audit Committee. The Audit Committee recommended to the Board the selection of Grant Thornton LLP as the Company's independent registered public accounting firm.

        Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including by engaging in discussions with management and Grant Thornton LLP.

        In this context, the Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal 2008 with Versant's management and Grant Thornton LLP. As part of this discussion, management has confirmed to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee also has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also has discussed with Grant Thornton LLP that firm's independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for our fiscal year ended October 31, 2008.

        The preceding report of the Audit Committee of the Company's Board of Directors is required by the SEC and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

                      AUDIT COMMITTEE
                      Uday Bellary
                      William Henry Delevati
                      Dr. Herbert May

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Exchange Act requires Versant's directors and officers, and persons who own more than 10% of a registered class of Versant's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish Versant with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to Versant and written representations from the executive officers and directors of the Company, Versant believes that all Section 16(a) filing requirements were met during fiscal 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedures

        Excluding compensation (whether cash, equity or otherwise), any related party transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee of the Board of Directors. Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related parties include any director or executive officer, any nominee for election to the Board, certain stockholders and any of their "immediate family members" (as defined by SEC regulations). To identify any related party transaction, the Company requires each director and executive officer to complete each year a questionnaire requiring disclosure of any transaction in which the director, executive officer or any immediate family member might have an interest. In addition, the Board of Directors determines annually which directors are "independent" under the rules of the NASDAQ Stock Market and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Certain Related Party Transactions

        The Company's Articles of Incorporation and Bylaws contain provisions that limit the liability of directors and require the Company to indemnify directors and executive officers against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings arising out of their services to the Company. Under those Articles of Incorporation, as permitted under the California General Corporation Law, directors are not liable to the Company or its stockholders for monetary damages arising from a breach of their fiduciary duty of care as directors. In addition, the Company has entered into an indemnity agreement with each director and executive officer that provides for indemnification of the directors and executive officers against certain liabilities that may arise by reason of their status or service as a director or executive officer. The Company purchases insurance to cover claims or a portion of any claims made against its directors and executive officers. These provisions and arrangements do not, however, affect liability for any breach of a director's duty of loyalty to the Company or its stockholders, liability for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, liability for transactions in which the director derived an improper personal benefit or liability for the payment of a dividend in violation of California law. Such limitation of liability also does not limit a director's liability for violation of, or otherwise relieve our directors or executive officers from the necessity of complying with, federal and state securities laws or affect the availability of equitable remedies such as injunctive relief or rescission.

        Other than these indemnification arrangements and the compensation of directors and Named Executive Officers as described elsewhere in this Proxy Statement, to the Company's knowledge there has not been since the beginning of fiscal year 2008 and there is not currently proposed any transaction in which the Company was or is to be a participant, in which the amount involved exceeds $120,000 and in which any director, executive officer, 5% stockholder or any of their "immediate family members" (as defined by SEC regulations) had or will have a direct or indirect material interest.

SHAREHOLDER PROPOSALS

        Shareholders are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the SEC and our bylaws. Proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2010 for its fiscal year ended October 31, 2009, or "2010 Meeting," must be received by the Company at its principal executive offices by no later than 120 days prior to March 11, 2010 (that is, November 11, 2009) (the "Deadline Date") to be included in the Company's Proxy Statement and form of proxy relating to that meeting. If a shareholder wishes to present a proposal directly at the 2010 Meeting that is not to be included in the Company's proxy materials for that meeting then under SEC Rule 14a-4(c)(1) proxies solicited by the Company for the 2010 Meeting may be voted by the Company's proxy holders in their discretion with respect to such proposal unless the Company receives written notice of the proposal by no later than the close of business on January 26, 2010 the"Discretionary Deadline Date"). Even if such a shareholder proposal is timely received by the Discretionary Deadline Date, the Company retains discretion to vote proxies it receives on such proposal provided that (1) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent of the proposal does not provide the Company with a written statement by the Deadline Date that it intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal, includes the same statement in its proxy materials filed under SEC Rule 14a-6 and immediately after soliciting the requisite percentage of shareholders required to carry the proposal, provide the Company with the information required by SEC Rule 14a-4(c)(2)(iii). The Company reserves the right to reject, rule out of order or take other appropriate action with respect to, any proposal that does not comply with these and other applicable requirements. Although the Company has not yet determined the date on which its 2010 Meeting will be held, it currently expects that the date of the 2010 Meeting will be approximately the same date of this year's Annual Meeting. If that is not the case, then the Deadline Date and the Discretionary Deadline Date indicated in the preceding paragraph will be changed and may be a later date. Pursuant to SEC Rule 14a-5(f), the Company will provide shareholders with notice of any such change in the Deadline Date and the Discretionary Deadline Date for the 2010 Meeting under a report that it subsequently files with the SEC on Form 10-Q or other permitted filing.

OTHER MATTERS

        The Board does not presently intend to bring any other matters before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that the proxies, in the form enclosed, will be voted in respect of any such other matters in accordance with the judgment of the persons voting such proxies.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

AVAILABILITY OF ANNUAL REPORT

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC, IS AVAILABLE FREE OF CHARGE, UPON WRITTEN REQUEST TO VERSANT CORPORATION, ATTN: INVESTOR RELATIONS, 255 SHORELINE DRIVE, SUITE 450, REDWOOD CITY, CALIFORNIA 94065 USA OR CALL (650) 232-2400.

APPENDIX "1"

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Versant Corporation (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

  •
  monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management;

  •
  review and evaluate the independence and performance of the Company's independent auditors; and

  •
  facilitate communication among the Company's independent auditors, the Company's financial and senior management and the Board.

        The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

        While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II. Membership

        All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The NASDAQ Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III. Meetings

        Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a periodic basis in connection with their review of the Company's financial statements.

IV. Responsibilities and Duties

        The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

        1.     Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

        2.     In connection with the Committee's review of the annual financial statements:

    •
    Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

    •
    Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        3.     In connection with the Committee's review of quarterly and/or annual financial statements, as applicable, the Committee or the Chairman of the Committee shall:

    •
    Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

    •
    Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

        4.     Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

        5.     Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

        6.     Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

        7.     Review the independence and performance of the independent auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

        8.     Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

        9.     Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

        10.   Review at a general level the independent auditors' audit plan.

        11.   Approve the fees and other significant compensation to be paid to the independent auditors. Pre-approve all permitted non-audit services to be provided by the independent auditors.

        12.   Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

        13.   Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement to the extent required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

        14.   Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee's responsibilities.

        15.   Review and reassess the adequacy of the Committee's charter at least annually. Submit the charter to the Company's Board of Directors for review and include a copy of the charter as an appendix to the Company's proxy statement to the extent required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

        16.   Perform any other activities required of the Committee by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate. Without limiting the foregoing, the Committee shall have the power to review the fairness of any proposed material transaction in which management or Board members have a conflict of interest.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Versant Corporation
Proxy for 2009 Annual Meeting of Shareholders
April 24, 2009

The undersigned shareholder(s) of Versant Corporation, a California corporation, hereby acknowledges receipt of the Notice of 2009 Annual Meeting of Shareholders and Proxy Statement, each dated February 27, 2009, and hereby appoints Jochen Witte and Jerry Wong, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2009 Annual Meeting of Shareholders to be held at our principal executive offices located at 255 Shoreline Drive, Suite 450, Redwood City, California 94065 USA, on Friday, April 24, 2009, at 10:00 a.m. Pacific Daylight Time, and at any adjournment thereof, and to vote all shares of our Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

( Continued and to be marked, dated and signed, on the other side )

Address Change/Comments

(mark the corresponding box on the reverse side)

BNY Mellon Shareowner Services

P. O. Box 3550

South Hackesack, NJ 07606-9250

 FOLD AND DETACH HERE

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect* (ISD).

The transfer agent for Versant Corporation, now makes it easy and convenient to get current information on your shareholder account.

•                  View account status

•                  View Certificate history

•                  View book-entry information

•                  View payment history for dividends

•                  Make address changes

•                  Obtain a duplicate 1099 tax form

•                  Estabilish/change your PIN

Visit us on the Web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd

Investor ServiceDirect

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLINK for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect* at www.bnymellon.com/shareowner/isd where step-by step instructions will prompt you through enrollment.

RESTRICTED AREA-SCAN LINE	Please mark your
Votes as indicated ☒
In this example

	FOR	WITHHOLD	*EXCEPTIONS
	ALL	FOR ALL
1. Election of directors to serve one-year terms.	☐	☐	☐

Nominees:

01 Uday Bellary

02 William Henry Delevati

03 Dr. Herbert May

04 Jochen Witte

05 Bernhard Woebker

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

2. To approve the amendment to the Company’s 2005 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 200,000 shares, from 655,685 shares, to a total of 855,685 shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve the amendment to the Company’s 2005 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the plan by an additional 50,000 shares, from 94,743 shares to a total of 144,743 shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve the amendment to the Company’s 2005 Directors Stock Option Plan to increase the number of shares authorized for issuance under the plan by an additional 20,000 shares, from 99,000 shares to a total of 119,000 shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.  A corporation is requested to sign its name by its President or other authorized officer, with the office held designated.  If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

Signature(s)	Dated	, 2009

FOLD AND DETACH HERE

Versant Corporation

Important notice regarding the Internet availability of Proxy materials for the Annual Meeting of shareholders

The Notice of the Annual Shareholder Meeting and the related Proxy Statement, Versant’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 and Versant’s report on Form 10-K for its fiscal year ended October 31, 2008 are available at: http://bnymellon.mobular.net/bnymellon/vsnt

For directions to the Meeting please call Investor Relations at (650) 232-2416.

QuickLinks

SCHEDULE 14A INFORMATION
VERSANT CORPORATION NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 24, 2009 at 10:00 a.m. Pacific Daylight Time
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.
VERSANT CORPORATION
PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Director Compensation—Fiscal Year 2008
PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO THE COMPANY'S 2005 EQUITY INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 2005 EQUITY INCENTIVE PLAN.
PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO THE COMPANY'S 2005 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO THE COMPANY'S 2005 DIRECTORS STOCK OPTION PLAN
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants Of Plan-Based Awards Fiscal Year 2008
Outstanding Equity Awards Fiscal Year 2008
Options Exercised and Stock Vested Fiscal Year 2008
Potential Payments Upon Termination Of Employment
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS
OTHER MATTERS
AVAILABILITY OF ANNUAL REPORT
APPENDIX "1" CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS